UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-1512
Oppenheimer Capital Income Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: August 31
Date of reporting period: 8/31/2011

Item 1. Reports to Stockholders.

August 31, 2011

Oppenheimer

Capital Income Fund

Management Commentary and Annual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund's Portfolio Managers

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

OppenheimerFunds®
The Right Way to Invest

August 31, 2011 Oppenheimer Management Capital Income Commentary
and Fund Annual Report
M A N A G E M E N T C O M M E N TA R Y
An Interview with Your Fund’s Portfolio Managers
A N N U A L R E P O R T
Listing of Top Holdings Fund Performance Discussion Financial Statements

TOP HOLDINGS AND ALLOCATIONS

Top Ten Common Stock Industries

Oil, Gas & Consumable Fuels	3.1%

Commercial Banks	1.8

Chemicals	1.7

Pharmaceuticals	1.7

Media	1.5

IT Services	1.3

Software	1.2

Real Estate Investment Trusts	1.1

Household Products	1.1

Multi-Utilities	0.9
Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2011, and are based on net assets.

Top Ten Common Stock Holdings

Mosaic Co. (The)	1.1%

Church & Dwight Co., Inc.	1.1

Pfizer, Inc.	1.1

International Business Machines Corp.	0.9

Coca-Cola Co. (The)	0.9

Microsoft Corp.	0.9

AerCap Holdings NV	0.8

Chevron Corp.	0.8

Exxon Mobil Corp.	0.8

Philip Morris International, Inc.	0.7
Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2011, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.
6 | OPPENHEIMER CAPITAL INCOME FUND

Portfolio Allocation

*	Represents a value of less than 0.005%.
Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2011, and are based on the total market value of investments.
7 | OPPENHEIMER CAPITAL INCOME FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion of the Fund’s performance during its fiscal year ended August 31, 2011, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. For the one-year period ended August 31, 2011, the Fund’s Class A shares (without sales charge) returned 11.06%. By comparison, the Fund outperformed a 65%—35% blended index of the Barclays Capital U.S. Aggregate Bond Index (65%) and the Russell 3000 Index (35%), which generated a one-year total return of 9.76%. Measured separately, the Barclays Capital U.S. Aggregate Bond Index returned 4.62% and the Russell 3000 Index returned 19.30%.
     The Fund is managed with an emphasis on generating capital appreciation and a stream of current income while seeking to preserve principal and protect against inflation. In pursuit of these goals, we invest the Fund’s assets in three strategies: equity and equity-like securities, investment-grade fixed income securities as well as opportunistic investments. All three portfolios contributed to the Fund’s favorable results during the reporting period, led by the opportunistic portfolio. The Fund also benefited from well-timed shifts in asset allocations. Early in the period, as risk markets embraced QE2, we directed assets to equity/equity-like securities and opportunistic investments. Later, a more conservative overall stance helped to mitigate the impact of high market volatility.
     In selecting investments for the Fund’s opportunistic portfolio, we perform a bottom-up and a top-down analysis, stress-testing individual securities to identify ones that, in our view, offer a combination of attractive yield and price appreciation potential. Among the top individual contributors to returns in the opportunistic portfolio and for the Fund overall were asset-backed securities issued by Countrywide and GMAC Mortgage, LLC. These securities allowed the Fund to receive interest payments on groups of mortgages that backed the securities, as well as principal payments after a certain point. As the time for the principal payouts neared, the economy still appeared to be doing well, and the risk that homeowners would default on the underlying loans was perceived as smaller. The securities’ prices adjusted accordingly. We sold these securities at a profit before the broad pullback in risk assets, reinvesting the proceeds in lower-risk securities, including a senior bank loan fund.
     The Fund’s portfolio of equity and equity-like securities outperformed the Russell 3000 Index, led by relative outperformance of our holdings in the information technology, materials and consumer staples sectors. Key individual contributors included International Business Machines Corp. (IBM), chemical manufacturer Celanese Corp. and cigarette company Philip Morris International, Inc. IBM has changed its business model in recent years, divesting low-returning hardware operations while developing more profitable
8 | OPPENHEIMER CAPITAL INCOME FUND

software-as-service operations. This change continued to be viewed favorably by the market this reporting period, allowing IBM’s stock to perform well. Celanese is a chemical company. Its stock performed well early in the period as a new supply of acetic acid came on without disrupting pricing. Later in the period, another positive for Celanese was the unveiling of a patented technology for producing ethanol from coal, an innovation that is expected to find a ready market in China, the world’s largest producer of ethanol. Philip Morris continued to generate substantial free cash flow stemming from ongoing market share gains and its considerable ability to raise prices.
     The gains for these and other equity investments were partially offset by weakness in the Fund’s energy, health care and industrial stocks. Chief among these were Nabors Industries Ltd., an oil services company that missed earnings estimates due to operations problems, and AerCap Holdings NV, an aircraft leasing company. News that airplane manufacturer Airbus will increase its production rates caused investors to discount the value of AerCap’s fleet of existing planes. We believe the market’s reaction was overdone and maintained our position.
     Within the high grade fixed-income component, the Fund received its strongest results from its large exposure to mortgage-backed obligations, including residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS). A smaller allocation to asset-backed securities (ABS) also benefited performance during the period. The Fund also benefited from an allocation to high yield and investment grade securities this period. The Fund’s exposure to RMBS included securities guaranteed by government-sponsored enterprises, commonly referred to as agency RMBS, as well as a smaller allocation to RMBS originated by private entities, also known as non-agency RMBS. These asset classes performed well for the majority of the reporting period, when higher-yielding asset classes continued to rally. When the markets witnessed increased volatility over the second half of the period, the performance of these securities pulled back to a degree as investors flocked to traditionally defensive securities, such as U.S. Treasuries. This volatility did not offset the gains of these securities earlier in the period. However, the high grade fixed-income component underperformed when investors flocked to more defensively positioned fixed-income securities in the second half of the period.
     At August 31, 2011, the Fund had a sizable cash position. The fixed income team may utilize futures to gain exposure to Treasury and mortgage markets and the Fund may hold cash collateral against these positions, and therefore the Fund’s true economic exposure to cash may be less than the full stated amount.
9 | OPPENHEIMER CAPITAL INCOME FUND

FUND PERFORMANCE DISCUSSION
     Overall, we are pleased with the performance results for the one-year reporting period and the performance results since the April 2009 portfolio management change. We continue to position the Fund for a volatile market environment but continue to find interesting investment opportunities.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until August 31, 2011. In the case of Class A, Class B, Class C and Class N shares, performance is measured over a ten-fiscal-year period. In the case of Class Y shares, performance is measured from inception of the Class on January 28, 2011. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index. The Russell 3000 Index is an unmanaged index of large-capitalization U.S. companies. The Barclays Capital U.S. Aggregate Bond Index is a broad-based index of government agencies and corporate debt. Indices cannot be purchased directly by investors. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices.
10 | OPPENHEIMER CAPITAL INCOME FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 16 for further information.
11 | OPPENHEIMER CAPITAL INCOME FUND

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
12 | OPPENHEIMER CAPITAL INCOME FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 16 for further information.
13 | OPPENHEIMER CAPITAL INCOME FUND

FUND PERFORMANCE DISCUSSION
Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
14 | OPPENHEIMER CAPITAL INCOME FUND

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 16 for further information.
15 | OPPENHEIMER CAPITAL INCOME FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus, and if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at oppenheimerfunds.com. Read the prospectus, and if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 12/1/70. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 8/17/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion and the ending account value does not reflect the deduction of any sales charges. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 11/1/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 1/28/11. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
16 | OPPENHEIMER CAPITAL INCOME FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
17 | OPPENHEIMER CAPITAL INCOME FUND

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	March 1, 2011	August 31, 2011	August 31, 2011

Class A	$1,000.00	$1,001.50	$4.80

Class B	1,000.00	995.40	10.11

Class C	1,000.00	996.20	9.20

Class N	1,000.00	1,000.00	6.57

Class Y	1,000.00	1,004.70	2.78

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,020.42	4.85

Class B	1,000.00	1,015.12	10.21

Class C	1,000.00	1,016.03	9.29

Class N	1,000.00	1,018.65	6.64

Class Y	1,000.00	1,022.43	2.81
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended August 31, 2011 are as follows:

Class	Expense Ratios

Class A	0.95%

Class B	2.00

Class C	1.82

Class N	1.30

Class Y	0.55
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
18 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS August 31, 2011

	Shares	Value

Common Stocks—26.8%

Consumer Discretionary—2.8%

Hotels, Restaurants & Leisure—0.6%
McDonald’s Corp.	115,000	$10,402,900

Leisure Equipment & Products—0.4%
Mattel, Inc.	270,000	7,254,900

Media—1.5%
Cinemark Holdings, Inc.	428,000	8,966,600

Comcast Corp., Cl. A	354,000	7,614,540

Time Warner Cable, Inc.	102,500	6,713,750

		23,294,890

Multiline Retail—0.3%
Target Corp.	100,000	5,167,000

Consumer Staples—3.2%

Beverages—0.9%
Coca-Cola Co. (The)	206,000	14,512,700

Food & Staples Retailing—0.2%
Walgreen Co.	94,000	3,309,740

Food Products—0.3%
Adecoagro SA1	458,290	4,867,040

Household Products—1.1%
Church & Dwight Co., Inc.	386,000	16,806,440

Tobacco—0.7%
Philip Morris International, Inc.	156,000	10,813,920

Energy—3.7%

Energy Equipment & Services—0.6%
Nabors Industries Ltd.[1]	283,000	5,218,520

Schlumberger Ltd.	63,000	4,921,560

		10,140,080

Oil, Gas & Consumable Fuels—3.1%
Apache Corp.	46,500	4,792,755

Chevron Corp.	126,100	12,472,551

Enbridge Energy Management LLC[1]	1	3

Exxon Mobil Corp.	165,300	12,238,812

Hess Corp.	64,000	3,797,760

Kinder Morgan Management LLC[1]	1	22

Kinder Morgan, Inc.	96,390	2,491,682

Noble Energy, Inc.	21,500	1,899,740
19 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Oil, Gas & Consumable Fuels Continued
Royal Dutch Shell plc, ADR	8,000	$536,400

Royal Dutch Shell plc, B Shares	305,953	10,327,894

		48,557,619

Financials—4.2%

Capital Markets—0.7%
Bond Street Holdings LLC, Cl. A1,2	375,000	7,687,500

Goldman Sachs Group, Inc. (The)	33,000	3,835,260

		11,522,760

Commercial Banks—1.8%
M&T Bank Corp.	88,000	6,694,160

PNC Financial Services Group, Inc.	192,000	9,626,880

U.S. Bancorp	250,000	5,802,500

Wells Fargo & Co.	209,000	5,454,900

		27,578,440

Insurance—0.6%
ACE Ltd.	76,000	4,908,080

Unum Group	200,000	4,708,000

		9,616,080

Real Estate Investment Trusts—1.1%
American Assets Trust, Inc.	205,000	4,124,600

General Growth Properties, Inc.	249,926	3,408,991

Public Storage	25,000	3,093,250

Starwood Property Trust, Inc.	392,130	7,254,405

		17,881,246

Health Care—3.3%

Biotechnology—0.6%
Gilead Sciences, Inc.[1]	178,000	7,099,530

NPS Pharmaceuticals, Inc.[1]	242,470	1,808,826

		8,908,356

Health Care Equipment & Supplies—0.2%
Medtronic, Inc.	100,000	3,507,000

Health Care Providers & Services—0.8%
HCA Holdings, Inc.[1]	101,550	2,034,047

Humana, Inc.	49,000	3,804,360

UnitedHealth Group, Inc.	160,000	7,603,200

		13,441,607
20 | OPPENHEIMER CAPITAL INCOME FUND

	Shares	Value

Pharmaceuticals—1.7%
Pfizer, Inc.	884,400	$16,785,912

Teva Pharmaceutical Industries Ltd., Sponsored ADR	68,440	2,830,678

Watson Pharmaceuticals, Inc.[1]	100,000	6,712,000

		26,328,590

Industrials—1.3%

Aerospace & Defense—0.8%
AerCap Holdings NV1	1,197,280	13,301,781

Electrical Equipment—0.5%
Cooper Industries plc	148,300	7,026,454

Information Technology—4.4%

Communications Equipment—0.5%
Juniper Networks, Inc.[1]	96,000	2,009,280

QUALCOMM, Inc.	126,500	6,509,690

		8,518,970

Computers & Peripherals—0.5%
Apple, Inc.[1]	20,100	7,735,083

Internet Software & Services—0.3%
VeriSign, Inc.	147,000	4,579,050

IT Services—1.3%
Accenture plc, Cl. A	100,000	5,359,000

International Business Machines Corp.	86,700	14,904,597

		20,263,597

Semiconductors & Semiconductor Equipment—0.6%
Atmel Corp.[1]	340,000	3,097,400

Broadcom Corp., Cl. A	78,000	2,780,700

Xilinx, Inc.	145,000	4,515,300

		10,393,400

Software—1.2%
Microsoft Corp.	515,000	13,699,000

Oracle Corp.	194,000	5,445,580

		19,144,580

Materials—2.2%

Chemicals—1.7%
Celanese Corp., Series A	183,500	8,626,335

Mosaic Co. (The)	254,070	18,071,999

		26,698,334
21 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Containers & Packaging—0.5%
Rock-Tenn Co., Cl. A	165,469	$8,880,721

Telecommunication Services—0.4%

Diversified Telecommunication Services—0.4%
AT&T, Inc.	232,500	6,621,600

Utilities—1.3%

Electric Utilities—0.4%
Cleco Corp.	173,000	6,146,690

Multi-Utilities—0.9%
CenterPoint Energy, Inc.	332,500	6,653,325

CMS Energy Corp.	285,000	5,614,500

Public Service Enterprise Group, Inc.	96,000	3,276,480

		15,544,305

Total Common Stocks (Cost $387,367,784)		428,765,873

Preferred Stocks—3.2%
Goldman Sachs Group, Inc. (The), 3.75% Non-Cum., Series A, Non-Vtg.	123,300	2,483,262

H.J. Heinz Finance Co., 8% Cum., Series B3	40	4,286,250

Lucent Technologies Capital Trust I, 7.75% Cum. Cv., Non-Vtg.	25,000	22,875,000

MetLife, Inc., 5% Cv., Non-Vtg.	138,500	9,064,825

PNC Financial Services Group, Inc., 9.875% Non-Cum., Series F, Non-Vtg.	75,000	2,124,000

PPL Corp., 8.75% Cv.	50,000	2,732,000

Wells Fargo & Co., 7.50% Cv., Series L, Non-Vtg.	7,000	7,286,790

Total Preferred Stocks (Cost $48,731,667)		50,852,127

Units

Rights, Warrants and Certificates—0.0%
Charter Communications, Inc., Cl. A Wts., Strike Price $46.86,
Exp. 11/30/14[1] (Cost $192,089)	38,418	528,248

	Principal
	Amount

Mortgage-Backed Obligations—24.4%

Government Agency—19.4%

FHLMC/FNMA/FHLB/Sponsored—19.3%
Federal Home Loan Mortgage Corp.:
4.50%, 5/1/19[4]	$2,933,591	3,120,668
5%, 12/15/34-6/1/40	2,062,842	2,223,243
6%, 5/15/18	1,029,559	1,118,455
6.50%, 7/1/28-4/1/34	406,005	465,970
7%, 10/1/31	541,596	624,031
8%, 4/1/16	126,083	138,258
9%, 8/1/22-5/1/25	48,618	55,286
22 | OPPENHEIMER CAPITAL INCOME FUND

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Series 2006-11, Cl. PS, 23.766%, 3/25/36[5]	$615,594	$887,200
Series 2034, Cl. Z, 6.50%, 2/15/28	235,059	282,441
Series 2043, Cl. ZP, 6.50%, 4/15/28	1,053,248	1,223,802
Series 2053, Cl. Z, 6.50%, 4/15/28	239,838	273,930
Series 2279, Cl. PK, 6.50%, 1/15/31	473,855	524,670
Series 2326, Cl. ZP, 6.50%, 6/15/31	219,734	255,686
Series 2426, Cl. BG, 6%, 3/15/17	1,466,615	1,587,354
Series 2427, Cl. ZM, 6.50%, 3/15/32	855,819	963,634
Series 2461, Cl. PZ, 6.50%, 6/15/32	1,285,254	1,474,510
Series 2500, Cl. FD, 0.707%, 3/15/32[5]	130,598	130,804
Series 2526, Cl. FE, 0.607%, 6/15/29[5]	160,587	160,929
Series 2538, Cl. F, 0.807%, 12/15/32[5]	1,499,448	1,505,431
Series 2551, Cl. FD, 0.607%, 1/15/33[5]	110,931	111,062
Series 2626, Cl. TB, 5%, 6/1/33	1,905,611	2,088,081
Series 2663, Cl. BA, 4%, 8/1/16	706,068	711,684
Series 2686, Cl. CD, 4.50%, 2/1/17	658,785	662,253
Series 2907, Cl. GC, 5%, 6/1/27	258,952	260,582
Series 2929, Cl. PC, 5%, 1/1/28	94,940	94,958
Series 2952, Cl. GJ, 4.50%, 12/1/28	32,881	32,872
Series 3019, Cl. MD, 4.75%, 1/1/31	1,232,931	1,251,727
Series 3025, Cl. SJ, 23.99%, 8/15/35[5]	190,223	272,660
Series 3094, Cl. HS, 23.624%, 6/15/34[5]	385,224	517,111
Series 3242, Cl. QA, 5.50%, 3/1/30	579,640	587,634
Series 3848, Cl. WL, 4%, 4/1/40	2,167,270	2,311,575
Series R001, Cl. AE, 4.375%, 4/1/15	309,881	311,862

Federal Home Loan Mortgage Corp., Interest-Only
Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 17.421%, 4/1/27[6]	363,692	77,923
Series 192, Cl. IO, 14.219%, 2/1/28[6]	114,710	27,203
Series 2130, Cl. SC, 51.923%, 3/15/29[6]	281,314	59,490
Series 243, Cl. 6, 0.49%, 12/15/32[6]	435,073	101,966
Series 2527, Cl. SG, 0%, 2/15/32[6,7]	188,200	3,896
Series 2531, Cl. ST, 38.931%, 2/15/30[6]	378,117	17,167
Series 2639, Cl. SA, 0%, 7/15/22[6,7]	1,701,405	151,529
Series 2796, Cl. SD, 62.777%, 7/15/26[6]	413,179	82,778
Series 2802, Cl. AS, 66.675%, 4/15/33[6]	433,354	37,665
Series 2815, Cl. PT, 28.056%, 11/15/32[6]	6,592,965	923,435
Series 2920, Cl. S, 63.683%, 1/15/35[6]	2,302,998	410,748
Series 2937, Cl. SY, 24.598%, 2/15/35[6]	9,441,990	1,517,518
Series 3110, Cl. SL, 99.999%, 2/15/26[6]	408,107	58,395
Series 3451, Cl. SB, 26.657%, 5/15/38[6]	6,014,230	755,262

Federal Home Loan Mortgage Corp., Principal-Only Stripped
Mtg.-Backed Security, Series 176, Cl. PO, 3.618%, 6/1/26[8]	112,378	100,315
23 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn.:
4%, 9/1/26[9]	$1,680,000	$1,770,563
4.50%, 9/1/26-9/1/41[9]	44,500,000	47,119,322
5%, 9/1/41[9]	30,859,000	33,245,759
5.50%, 1/1/38-4/1/39	4,982,218	5,460,434
5.50%, 9/1/26-9/1/41[9]	28,921,000	31,596,070
6%, 9/1/41[9]	20,295,000	22,467,204
6.50%, 5/25/17-11/25/31	3,041,814	3,406,630
6.50%, 9/1/41[9]	6,052,000	6,758,383
7%, 11/1/17-7/25/35	608,634	654,261
7.50%, 1/1/33-3/25/33	5,488,955	6,415,274
8.50%, 7/1/32	14,552	16,643

Federal National Mortgage Assn., 15 yr.:
3%, 10/1/26[9]	25,510,000	26,131,805
3.50%, 9/1/26[9]	13,530,000	14,121,938

Federal National Mortgage Assn., 30 yr., 4%, 9/1/41[9]	18,070,000	18,730,684

Federal National Mortgage Assn., Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Trust 1993-87, Cl. Z, 6.50%, 6/25/23	708,799	807,426
Trust 1998-61, Cl. PL, 6%, 11/25/28	387,459	438,702
Trust 1999-54, Cl. LH, 6.50%, 11/25/29	594,826	689,228
Trust 2001-51, Cl. OD, 6.50%, 10/25/31	1,030,123	1,210,872
Trust 2003-130, Cl. CS, 13.663%, 12/25/33[5]	676,574	822,065
Trust 2003-28, Cl. KG, 5.50%, 4/25/23	3,553,000	4,010,424
Trust 2004-101, Cl. BG, 5%, 1/25/20	3,036,959	3,261,363
Trust 2004-81, Cl. KC, 4.50%, 4/1/17	215,067	215,720
Trust 2004-9, Cl. AB, 4%, 7/1/17	478,112	486,186
Trust 2005-104, Cl. MC, 5.50%, 12/25/25	7,504,312	8,451,964
Trust 2005-12, Cl. JC, 5%, 6/1/28	888,477	898,352
Trust 2005-22, Cl. EC, 5%, 10/1/28	362,157	366,683
Trust 2005-30, Cl. CU, 5%, 4/1/29	435,571	443,326
Trust 2005-31, Cl. PB, 5.50%, 4/25/35	1,430,000	1,685,260
Trust 2005-69, Cl. LE, 5.50%, 11/1/33	2,681,981	2,838,250
Trust 2006-46, Cl. SW, 23.398%, 6/25/36[5]	499,282	701,467
Trust 2006-50, Cl. KS, 23.399%, 6/25/36[5]	1,071,862	1,500,762
Trust 2006-50, Cl. SK, 23.399%, 6/25/36[5]	121,460	175,042
Trust 2007-42, Cl. A, 6%, 2/1/33	2,864,367	3,042,644
Trust 2009-36, Cl. FA, 1.158%, 6/25/37[5]	2,497,834	2,534,247
Trust 2009-37, Cl. HA, 4%, 4/1/19	3,530,084	3,735,343
Trust 2009-70, Cl. PA, 5%, 8/1/35	4,163,901	4,329,402
Trust 2011-15, Cl. DA, 4%, 3/1/41	1,454,753	1,524,143
Trust 2011-3, Cl. KA, 5%, 4/1/40	2,103,525	2,297,604

Federal National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security:
Trust 2001-15, Cl. SA, 69.676%, 3/17/31[6]	321,879	67,518
Trust 2001-65, Cl. S, 40.207%, 11/25/31[6]	946,931	188,482
24 | OPPENHEIMER CAPITAL INCOME FUND

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security: Continued
Trust 2001-81, Cl. S, 34.588%, 1/25/32[6]	$226,530	$45,562
Trust 2002-47, Cl. NS, 35.562%, 4/25/32[6]	474,604	87,380
Trust 2002-51, Cl. S, 35.86%, 8/25/32[6]	435,752	80,077
Trust 2002-52, Cl. SD, 44.018%, 9/25/32[6]	540,567	109,683
Trust 2002-60, Cl. SM, 39.868%, 8/25/32[6]	812,054	156,824
Trust 2002-7, Cl. SK, 39.348%, 1/25/32[6]	250,863	49,437
Trust 2002-75, Cl. SA, 40.413%, 11/25/32[6]	1,135,862	188,646
Trust 2002-77, Cl. BS, 40.86%, 12/18/32[6]	491,884	81,053
Trust 2002-77, Cl. JS, 38.325%, 12/18/32[6]	811,316	128,206
Trust 2002-77, Cl. SA, 40.228%, 12/18/32[6]	772,117	129,148
Trust 2002-77, Cl. SH, 47.629%, 12/18/32[6]	311,627	73,529
Trust 2002-89, Cl. S, 69.059%, 1/25/33[6]	1,380,894	357,162
Trust 2002-9, Cl. MS, 34.961%, 3/25/32[6]	289,472	68,748
Trust 2002-90, Cl. SN, 41.286%, 8/25/32[6]	418,157	81,027
Trust 2002-90, Cl. SY, 44.447%, 9/25/32[6]	182,755	36,087
Trust 2003-33, Cl. SP, 41.734%, 5/25/33[6]	1,036,222	198,366
Trust 2003-46, Cl. IH, 0%, 6/1/23[6,7]	2,101,313	277,087
Trust 2003-89, Cl. XS, 29.006%, 11/25/32[6]	807,047	47,378
Trust 2004-54, Cl. DS, 54.327%, 11/25/30[6]	522,204	106,165
Trust 2004-56, Cl. SE, 16.50%, 10/25/33[6]	1,269,258	217,990
Trust 2005-19, Cl. SA, 65.429%, 3/25/35[6]	6,039,516	1,235,972
Trust 2005-40, Cl. SA, 64.10%, 5/25/35[6]	1,339,469	265,336
Trust 2005-6, Cl. SE, 78.703%, 2/25/35[6]	1,925,813	327,925
Trust 2005-71, Cl. SA, 63.096%, 8/25/25[6]	1,427,900	222,428
Trust 2005-93, Cl. SI, 18.295%, 10/25/35[6]	1,952,765	274,112
Trust 2006-129, Cl. SM, 22.142%, 1/25/37[6]	4,445,550	718,600
Trust 2006-51, Cl. SA, 39.127%, 6/25/36[6]	14,301,093	2,181,752
Trust 2008-55, Cl. SA, 29.784%, 7/25/38[6]	3,221,336	444,376
Trust 2008-67, Cl. KS, 48.517%, 8/25/34[6]	4,477,934	353,748
Trust 222, Cl. 2, 26.284%, 6/1/23[6]	817,114	169,286
Trust 252, Cl. 2, 37.073%, 11/1/23[6]	675,398	133,126
Trust 303, Cl. IO, 29.485%, 11/1/29[6]	247,583	54,057
Trust 308, Cl. 2, 24.853%, 9/1/30[6]	635,649	151,470
Trust 320, Cl. 2, 13.568%, 4/1/32[6]	2,556,074	591,545
Trust 321, Cl. 2, 2.449%, 4/1/32[6]	2,182,012	476,400
Trust 331, Cl. 9, 14.88%, 2/1/33[6]	689,121	148,414
Trust 334, Cl. 17, 22.654%, 2/1/33[6]	407,887	72,983
Trust 338, Cl. 2, 4.148%, 7/1/33[6]	454,631	68,603
Trust 339, Cl. 12, 3.363%, 7/1/33[6]	1,617,619	346,388
Trust 339, Cl. 7, 0%, 7/1/33[6,7]	2,205,608	384,429
Trust 343, Cl. 13, 10.16%, 9/1/33[6]	1,519,959	319,394
Trust 343, Cl. 18, 4.94%, 5/1/34[6]	484,016	71,226
Trust 345, Cl. 9, 0%, 1/1/34[6,7]	1,126,907	185,884
Trust 351, Cl. 10, 6.052%, 4/1/34[6]	576,818	102,427
Trust 351, Cl. 8, 2.907%, 4/1/34[6]	916,716	166,164
Trust 356, Cl. 10, 0%, 6/1/35[6,7]	753,703	132,524
25 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security: Continued
Trust 356, Cl. 12, 0%, 2/1/35[6],[7]	$376,622	$65,338
Trust 362, Cl. 13, 3.822%, 8/1/35[6]	1,244,634	237,246
Trust 364, Cl. 16, 0%, 9/1/35[6,7]	1,591,732	239,563
Trust 365, Cl. 16, 1.692%, 3/1/36[6]	4,211,792	717,371

Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 1993-184, Cl. M, 4.127%, 9/25/23[8]	311,944	267,889

		308,818,629

GNMA/Guaranteed—0.1%
Government National Mortgage Assn., 8.50%, 8/1/17-12/15/17	68,037	76,553

Government National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security:
Series 2001-21, Cl. SB, 89.606%, 1/16/27[6]	609,665	130,126
Series 2002-15, Cl. SM, 81.234%, 2/16/32[6]	572,529	124,934
Series 2002-41, Cl. GS, 62.833%, 6/16/32[6]	340,264	77,402
Series 2002-76, Cl. SY, 80.648%, 12/16/26[6]	1,466,180	320,744
Series 2004-11, Cl. SM, 78.365%, 1/17/30[6]	542,474	145,964
Series 2007-17, Cl. AI, 21.949%, 4/16/37[6]	4,177,890	933,602

		1,809,325

Non-Agency—5.0%

Commercial—2.4%
Banc of America Commercial Mortgage Trust 2007-1, Commercial Mtg. Pass-Through Certificates, Series 2007-1, Cl. A4, 5.451%, 1/1/49	2,525,000	2,690,697

Bear Stearns ARM Trust 2007-4, Mtg. Pass-Through Certificates, Series 2007-4, Cl. 22A1, 5.732%, 6/1/47[5]	1,793,509	1,386,435

CFCRE Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2011-C1, Cl. A1, 1.871%, 4/1/44[3]	512,224	506,102

CHL Mortgage Pass-Through Trust 2007-J3, Mtg. Pass-Through Certificates, Series 2007-J3, Cl. A9, 6%, 7/1/37	1,160,817	945,258

Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates:
Series 2007-CD4, Cl. A2B, 5.205%, 12/11/49	440,000	444,805
Series 2007-CD4, Cl. A4, 5.322%, 12/1/49	1,375,000	1,434,249

Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Series 2010-C1, Cl. A1, 3.156%, 7/1/46[3]	1,997,565	2,004,105

Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series 2010-C1, Cl. XPA, 4.706%, 9/1/20[3],[6]	16,087,786	1,292,782

First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	70,403	47,010
26 | OPPENHEIMER CAPITAL INCOME FUND

	Principal
	Amount	Value

Commercial Continued
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG11, Commercial Mtg. Pass-Through Certificates, Series 2007-GG11, Cl. A4, 5.736%, 12/1/49	$700,000	$739,670

GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2011-GC3, Cl. A1, 2.331%, 3/1/44	1,364,750	1,383,475

GSR Mortgage Loan Trust 2005-AR4, Mtg. Pass-Through Certificates, Series 2005-AR4, Cl. 6A1, 5.25%, 7/1/35	1,554,132	1,511,395

Impac CMB Trust Series 2005-4, Collateralized Asset-Backed Bonds, Series 2005-4, Cl. 1A1A, 0.758%, 5/25/35[5]	1,942,627	1,396,530

IndyMac Index Mortgage Loan Trust 2005-AR23, Mtg. Pass-Through Certificates, Series 2005-AR23, Cl. 6A1, 5.153%, 11/1/35[5]	2,330,520	1,656,510

JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2011-C3, Cl. A1, 1.875%, 2/1/46[3]	1,522,652	1,533,044
Series 2010-C2, Cl. A2, 3.616%, 11/1/43[3]	2,420,000	2,398,326
Series 2007-LDP10, Cl. A3S, 5.317%, 1/1/49	2,590,000	2,669,830
Series 2007-LDPX, Cl. A3, 5.42%, 1/15/49	590,000	627,370
Series 2007-LD12, Cl. A2, 5.827%, 2/15/51	519,475	531,538

JPMorgan Chase Commercial Mortgage Securities Trust 2007-CB19, Commercial Mtg. Pass-Through Certificates, Series 2007-CB19, Cl. AM, 5.931%, 2/1/49[5]	385,000	336,208

JPMorgan Mortgage Trust 2007-S3, Mtg. Pass-Through Certificates, Series 2007-S3, Cl. 1A90, 7%, 8/1/37	2,411,178	2,185,338

Structured Adjustable Rate Mortgage Loan Trust, Mtg. Pass-Through Certificates, Series 2007-6, Cl. 3A1, 5.199%, 7/1/37[5]	2,188,315	1,410,695

Wachovia Bank Commercial Mortgage Trust 2007-C33, Commercial Mtg. Pass-Through Certificates, Series 2007-C33, Cl. A4, 6.096%, 2/1/51[5]	1,800,000	1,918,326

Wachovia Bank Commercial Mortgage Trust 2007-C34, Commercial Mtg. Pass-Through Certificates, Series 2007-C34, Cl. A3, 5.678%, 5/1/46	1,835,000	1,949,615

WaMu Mortgage Pass-Through Certificates 2005-AR14 Trust, Mtg. Pass-Through Certificates, Series 2005-AR14, Cl. 1A4, 2.654%, 12/1/35[5]	1,152,014	947,869

Wells Fargo Commercial Mortgage Trust 2010-C1, Commercial Mtg. Pass-Through Certificates, Series 2010-C1, Cl. A1, 3.349%, 11/1/43[3]	1,261,897	1,296,683

Wells Fargo Mortgage-Backed Securities 2007-AR8 Trust, Mtg. Pass-Through Certificates, Series 2007-AR8, Cl. A1, 6.085%, 11/1/37[5]	1,641,154	1,297,316

WFRBS Commercial Mortgage Trust 2011-C3, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 6.164%, 3/1/44[6]	20,178,836	1,857,159

		38,398,340
27 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Multifamily—0.5%
Bear Stearns ARM Trust 2005-10, Mtg. Pass-Through Certificates, Series 2005-10, Cl. A3, 2.772%, 10/1/35[5]	$6,029,994	$5,029,685

Citigroup Mortgage Loan Trust, Inc. 2006-AR3, Mtg. Pass-Through Certificates, Series 2006-AR3, Cl. 1A2A, 5.675%, 6/1/36[5]	1,525,491	1,368,078

GE Capital Commercial Mortgage Corp., Commercial Mtg. Pass-Through Certificates, Series 2001-3, Cl. A2, 6.07%, 6/1/38	494,073	493,733

JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through Certificates, Series 2007-A3, Cl. 3A2M, 5.518%, 5/1/37[5]	606,373	512,142

		7,403,638

Other—0.4%
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. A4, 5.444%, 3/1/39	5,315,000	5,638,030

Residential—1.7%
Banc of America Funding 2007-C Trust, Mtg. Pass-Through Certificates, Series 2007-C, Cl. 1A4, 5.568%, 5/1/36[5]	560,000	504,997

CHL Mortgage Pass-Through Trust 2005-29, Mtg. Pass-Through Certificates, Series 2005-29, Cl. A1, 5.75%, 12/1/35	931,201	813,480

CHL Mortgage Pass-Through Trust 2005-HYB7, Mtg. Pass-Through Certificates, Series 2005-HYB7, Cl. 6A1, 5.371%, 11/1/35[5]	2,067,251	1,486,272

CHL Mortgage Pass-Through Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. A3, 6%, 4/1/36	1,451,441	1,369,653

Countrywide Alternative Loan Trust 2005-21CB, Mtg. Pass-Through Certificates, Series 2005-21CB, Cl. A7, 5.50%, 6/1/35	2,190,348	1,858,931

Countrywide Alternative Loan Trust 2005-J10, Mtg. Pass-Through Certificates, Series 2005-J10, Cl. 1A17, 5.50%, 10/1/35	7,622,947	6,386,825

Countrywide Alternative Loan Trust 2007-19, Mtg. Pass-Through Certificates, Series 2007-19, Cl. 1A34, 6%, 8/1/37	1,428,941	1,077,948

GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36	1,468,907	1,397,704

JPMorgan Alternative Loan Trust 2006-S4, Mtg. Pass-Through Certificates, Series 2006-S4, Cl. A6, 5.71%, 12/1/36	1,388,095	1,210,546

Residential Asset Securitization Trust 2005-A15, Mtg. Pass-Through Certificates, Series 2005-A15, Cl. 1A4, 5.75%, 2/1/36	627,394	505,573

Structured Adjustable Rate Mortgage Loan Trust, Mtg. Pass-Through Certificates, Series 2004-5, Cl. 3A1, 2.542%, 5/1/34[5]	3,452,447	3,019,496

Thornburg Mortgage Securities Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. A2, 0.368%, 11/25/46[5]	1,633,510	1,605,511

WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through Certificates, Series 2007-HY5, Cl. 3A1, 5.626%, 5/1/37[5]	1,513,360	1,286,700
28 | OPPENHEIMER CAPITAL INCOME FUND

	Principal
	Amount	Value

Residential Continued
Wells Fargo Alternative Loan 2007-PA5 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-PA5, Cl. 1A1, 6.25%, 11/1/37	$1,289,791	$1,071,180

Wells Fargo Mortgage-Backed Securities 2004-R Trust, Mtg. Pass-Through Certificates, Series 2004-R, Cl. 2A1, 2.71%, 9/1/34[5]	1,757,251	1,697,914

Wells Fargo Mortgage-Backed Securities 2005-9 Trust, Mtg. Pass-Through Certificates, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	1,122,821	1,084,553

Wells Fargo Mortgage-Backed Securities 2006-AR14 Trust, Mtg. Pass-Through Certificates, Series 2006-AR14, Cl. 1A2, 5.69%, 10/1/36[5]	1,492,847	1,312,186

		27,689,469

Total Mortgage-Backed Obligations (Cost $375,749,205)		389,757,431

Asset-Backed Securities—9.4%
AESOP Funding II LLC, Automobile Receivables Nts.,
Series 2011-1A, Cl. A, 1.85%, 11/20/13[3]	870,000	879,518

Airspeed Ltd., Airplane Receivables:
Series 2007-1A, Cl. G1, 0.477%, 6/15/32[2],[5]	37,000,749	29,600,600
Series 2007-1A, Cl. G2, 0.487%, 6/15/32[2],[5]	12,640,897	10,175,922

Ally Auto Receivables Trust 2010-4, Automobile Receivables Nts., Series 2010-4, Cl. A3, 0.91%, 11/17/14	465,000	467,019

Ally Master Owner Trust 2010-1, Asset-Backed Certificates, Series 2010-1, Cl. A, 1.957%, 1/15/15[3],[5]	155,000	157,527

Ally Master Owner Trust 2010-3, Asset-Backed Certificates, Series 2010-3, Cl. A, 2.88%, 4/15/15[3]	1,390,000	1,429,951

AmeriCredit Automobile Receivables Trust 2009-1, Automobile Receivables-Backed Nts., Series 2009-1, Cl. A3, 3.04%, 10/15/13	333,628	336,788

AmeriCredit Automobile Receivables Trust 2010-4, Automobile Receivables-Backed Nts., Series 2010-4, Cl. D, 4.20%, 11/8/16	2,740,000	2,823,363

AmeriCredit Automobile Receivables Trust 2011-1, Automobile Receivables-Backed Nts., Series 2011-1, Cl. D, 4.26%, 2/8/17	430,000	441,836

AmeriCredit Automobile Receivables Trust 2011-2, Automobile Receivables-Backed Nts.:
Series 2011-2, Cl. A3, 1.61%, 10/8/15	240,000	242,777
Series 2011-2, Cl. D, 4%, 5/8/17	860,000	876,137

AmeriCredit Prime Automobile Receivables Trust 2010-2, Automobile Receivables Nts., Series 2010-2, Cl. A2, 1.22%, 10/8/13	311,279	311,803

Blade Engine Securitization Ltd., Asset-Backed Certificates, Series 2006-1A, Cl. B, 3.207%, 9/15/41[2],[5]	10,319,314	7,894,275

CarMax Auto Owner Trust 2010-3, Automobile Asset-Backed Nts., Series 2010-3, Cl. A3, 0.99%, 2/17/15	3,350,000	3,355,504

Carrington Mortgage Loan Trust, Asset-Backed Pass-Through Certificates, Series 2006-FRE1, Cl. A2, 0.328%, 7/25/36[5]	1,392,731	1,296,402
29 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Asset-Backed Securities Continued
Centre Point Funding LLC, Asset-Backed Nts., Series 2010-1A, Cl. 1, 5.43%, 7/20/15[3]	$388,566	$415,053

Citibank Credit Card Issuance Trust, Credit Card Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15	430,000	457,017

Citibank Omni Master Trust, Credit Card Receivables:
Series 2009-A12, Cl. A12, 3.35%, 8/15/16[3]	1,620,000	1,653,318
Series 2009-A13, Cl. A13, 5.35%, 8/15/18[3]	1,520,000	1,675,597
Series 2009-A17, Cl. A17, 4.90%, 11/15/18[3]	2,590,000	2,832,502
Series 2009-A8, Cl. A8, 2.307%, 5/16/16[3],[5]	2,015,000	2,035,485

CLI Funding LLC, Equipment Asset-Backed Nts., Series 2006-1A, Cl. A, 0.39%, 8/18/21[3],[5]	6,806,970	6,167,122

CNH Wholesale Master Note Trust 2011-1, Equipment Nts., Series 2011-1, Cl. 1A, 1.007%, 1/20/41[5]	1,675,000	1,681,901

Countrywide Home Loans, Asset-Backed Certificates:
Series 2002-4, Cl. A1, 0.958%, 2/25/33[5]	19,714	18,805
Series 2004-6, Cl. M5, 1.488%, 8/25/34[5]	2,362,066	579,130
Series 2005-16, Cl. 2AF2, 5.382%, 5/1/36	618,610	484,155

CWABS Asset-Backed Certificates Trust 2005-4, Asset-Backed
Certificates, Series 2005-4, Cl. MF7, 5.733%, 10/1/35	5,850,000	944,304

CWABS Asset-Backed Certificates Trust 2005-7, Asset-Backed
Certificates, Series 2005-7, Cl. MF7, 5.732%, 10/1/35	3,284,000	456,056

CWABS Asset-Backed Certificates Trust 2006-10, Asset-Backed Certificates:
Series 2006-10, Cl. MF4, 5.849%, 9/1/46[5]	2,550,000	186,283
Series 2006-10, Cl. MF5, 5.849%, 9/1/46[5]	2,465,000	126,335

CWABS Asset-Backed Certificates Trust 2007-4, Asset-Backed
Certificates, Series 2007-4, Cl. M2, 5.931%, 9/1/37	2,000,000	291,486

DSC Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2011-1, Cl. A, 3.91%, 3/15/16	1,465,000	1,494,465

DT Auto Owner Trust 2009-1, Automobile Receivable Nts., Series 2009-1, Cl. A1, 2.98%, 10/15/15[3]	1,245,065	1,254,920

DT Auto Owner Trust 2011-1A, Automobile Receivable Nts., Series 2011-1A, Cl. C, 3.05%, 8/15/15[3]	2,035,000	2,045,373

DT Auto Owner Trust 2011-2A, Automobile Receivable Nts., Series 2011-2A, Cl. C, 3.05%, 7/15/13[3]	495,000	497,277

First Investors Auto Owner Trust 2011-1, Automobile Receivable Nts., Series 2011-1, Cl. A2, 1.47%, 3/16/15	1,423,747	1,423,975

Ford Credit Floorplan Master Owner Trust 2009-2, Asset-Backed Nts., Series 2009-2, Cl. A, 1.757%, 9/15/14[5]	1,700,000	1,720,237

Ford Credit Floorplan Master Owner Trust 2010-1, Asset-Backed Nts., Series 2010-1, Cl. A, 1.857%, 12/15/14[3],[5]	1,770,000	1,797,922

Ford Credit Floorplan Master Owner Trust 2011-1, Asset-Backed Nts., Series 2011-1, Cl. A1, 2.12%, 2/15/16	1,775,000	1,810,637

GE Capital Credit Card Master Note Trust, Asset-Backed Nts., Series 2009-2, Cl. A, 3.69%, 7/15/15	870,000	892,807
30 | OPPENHEIMER CAPITAL INCOME FUND

	Principal
	Amount	Value

Asset-Backed Securities Continued
GE Dealer Floorplan Master Note Trust, Asset-Backed Securities, Series 2009-2A, Cl. A, 1.757%, 10/20/14[3],[5]	$1,705,000	$1,725,183

GMAC Mortgage Servicer Advance Funding Ltd., Asset-Backed Nts., Series 2011-1A, Cl. A, 3.72%, 2/15/23[3]	1,620,000	1,636,941

GMACM Home Equity Loan Trust 2007-HE2, Home Equity Loan-Backed Term Nts., Series 2007-HE2, Cl. A2, 6.054%, 12/1/37	33,676	22,614

Hertz Vehicle Financing LLC, Automobile Receivable Nts., Series 2010-1A, Cl. A1, 2.60%, 2/25/15[3]	2,700,000	2,773,659

Home Equity Mortgage Trust 2005-HF1, Home Equity Loan-Backed Nts.:
Series 2005-HF1, Cl. A2B, 0.568%, 2/25/36[5]	1,307,467	893,555
Series 2005-HF1, Cl. A3B, 0.568%, 2/25/36[5]	984,773	673,018

HSBC Home Equity Loan Trust 2005-3, Closed-End Home Equity Loan Asset-Backed Certificates, Series 2005-3, Cl. A1, 0.473%, 1/20/35[5]	532,588	471,425

MBNA Credit Card Master Note Trust, Credit Card Receivables, Series 2003-C7, Cl. C7, 1.557%, 3/15/16[5]	1,800,000	1,814,627

Navistar Financial Dealer Note Master Owner Trust, Asset-Backed Nts., Series 2010-1, Cl. A, 1.868%, 1/26/15[3],[5]	2,850,000	2,862,828

Nissan Auto Lease Trust 2010-B, Automobile Asset-Backed Nts., Series 2010-B, Cl. A3, 1.12%, 12/15/13	1,540,000	1,547,208

Nissan Master Owner Trust, Automobile Receivable Nts., Series 2010-AA, Cl. A, 1.357%, 1/15/15[3],[5]	1,720,000	1,740,879

NuCO2 Funding LLC, Asset-Backed Nts., Series 2008-1A, Cl. A1, 7.25%, 6/25/38[2]	25,000,000	26,375,000

Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2005-WCW2, Cl. M4, 0.868%, 7/25/35[5]	4,000,000	641,426

Rental Car Finance Corp., Automobile Receivable Nts., Series 2011-1A, Cl. A1, 2.51%, 2/25/16[3]	1,290,000	1,298,264

Santander Drive Auto Receivables Trust 2010-2, Automobile Receivables Nts., Series 2010-2, Cl. A2, 0.95%, 8/15/13	979,034	979,584

Santander Drive Auto Receivables Trust 2010-3, Automobile Receivables Nts., Series 2010-3, Cl. C, 3.06%, 11/15/17	1,670,000	1,677,154

Santander Drive Auto Receivables Trust 2010-A, Automobile Receivables Nts., Series 2010-A, Cl. A2, 1.37%, 8/15/13[3]	1,310,529	1,313,326

Santander Drive Auto Receivables Trust 2011-1, Automobile Receivables Nts., Series 2011-1, Cl. D, 4.01%, 2/15/17	1,715,000	1,726,576

Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17[2]	1,872,146	1,864,470

Santander Drive Auto Receivables Trust 2011-S2A, Automobile Receivables Nts., Series 2011-S2A, Cl. D, 3.35%, 6/15/17[3]	1,223,317	1,219,647

Volkswagen Auto Lease Trust 2010-A, Automobile Receivable Nts., Series 2010-A, Cl. A3, 0.99%, 11/20/13	1,530,000	1,533,683
31 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Asset-Backed Securities Continued
Westlake Automobile Receivables Trust 2011-1, Automobile Receivables Nts., Series 2011-1, Cl. A3, 1.49%, 6/16/14[3]	$760,000	$761,043

World Financial Network Credit Card Master Note Trust, Credit Card Receivables, Series 2009-A, Cl. A, 4.60%, 9/15/15	1,130,000	1,138,538

Total Asset-Backed Securities (Cost $150,442,477)		149,922,232

U.S. Government Obligations—1.4%
Federal Home Loan Mortgage Corp. Nts.:
2%, 8/25/16	560,000	581,092
2.50%, 5/27/16	795,000	846,232
5%, 2/16/17	910,000	1,078,819
5.25%, 4/18/16	1,600,000	1,901,077
5.50%, 7/18/16	910,000	1,096,240

Federal National Mortgage Assn. Nts.:
0.50%, 8/9/13	12,500,000	12,537,263
2.375%, 4/11/16	1,540,000	1,627,093
4.875%, 12/15/16	1,315,000	1,545,783
5%, 3/15/16	1,010,000	1,185,958

Total U.S. Government Obligations (Cost $21,817,584)		22,399,557

Non-Convertible Corporate Bonds and Notes—14.7%

Consumer Discretionary—1.8%

Diversified Consumer Services—0.1%
Service Corp. International, 6.75% Sr. Unsec. Nts., 4/1/15	1,630,000	1,719,650

Hotels, Restaurants & Leisure—0.3%
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts., 8/15/15[3]	2,450,000	2,633,324

Marriott International, Inc., 6.20% Sr. Unsec. Unsub. Nts., 6/15/16	1,810,000	2,036,538

		4,669,862

Household Durables—0.3%
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 6/15/14	405,000	452,281

Newell Rubbermaid, Inc., 5.50% Sr. Unsec. Nts., 4/15/13	1,574,000	1,670,850

Whirlpool Corp.:
5.50% Sr. Unsec. Unsub. Nts., 3/1/13	601,000	635,053
8% Sr. Unsec. Nts., 5/1/12	1,290,000	1,347,201

		4,105,385

Leisure Equipment & Products—0.1%
Mattel, Inc., 5.625% Sr. Unsec. Nts., 3/15/13	1,475,000	1,571,523

Media—0.8%
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	995,000	1,460,118

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 6.375% Sr. Unsec. Nts., 3/1/41	1,289,000	1,428,367
32 | OPPENHEIMER CAPITAL INCOME FUND

	Principal
	Amount	Value

Media Continued
Historic TW, Inc., 9.125% Debs., 1/15/13	$547,000	$603,814

Interpublic Group of Cos., Inc. (The):
6.25% Sr. Unsec. Nts., 11/15/14	586,000	635,810
10% Sr. Unsec. Nts., 7/15/17	1,883,000	2,174,865

Lamar Media Corp., 9.75% Sr. Unsec. Nts., 4/1/14	1,540,000	1,724,800

Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33	876,000	1,127,401

Viacom, Inc., 7.875% Sr. Unsec. Debs., 7/30/30	928,000	1,157,125

Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/21[3]	895,000	973,483
6.50% Sr. Sec. Nts., 1/15/18	1,981,000	2,119,670

		13,405,453

Multiline Retail—0.1%
Family Dollar Stores, Inc., 5% Sr. Unsec. Nts., 2/1/21	914,000	906,455

Specialty Retail—0.1%
Rent-A-Center, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	1,688,000	1,628,920

Consumer Staples—0.8%

Food & Staples Retailing—0.1%
Wal-Mart Stores, Inc., 5.625% Sr. Unsec. Nts., 4/15/41	1,003,000	1,141,687

Food Products—0.3%
Bunge Ltd. Finance Corp.:
5.35% Sr. Unsec. Unsub. Nts., 4/15/14	463,000	492,496
8.50% Sr. Unsec. Nts., 6/15/19	900,000	1,148,781

Kraft Foods, Inc., 6% Sr. Unsec. Nts., 2/11/13	1,495,000	1,595,844

TreeHouse Foods, Inc., 7.75% Sr. Unsec. Nts., 3/1/18	1,590,000	1,667,513

		4,904,634

Household Products—0.1%
Energizer Holdings, Inc., 4.70% Sr. Nts., 5/19/21[3]	1,692,000	1,784,845

Tobacco—0.3%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	1,240,000	1,804,307

Lorillard Tobacco Co., 7% Sr. Unsec. Nts., 8/4/41	1,083,000	1,086,966

Reynolds American, Inc., 7.25% Sr. Sec. Nts., 6/1/13	1,490,000	1,638,182

		4,529,455

Energy—1.7%

Energy Equipment & Services—0.5%
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	1,397,000	1,461,297

Nabors Industries, Inc., 6.15% Sr. Unsec. Unsub. Nts., 2/15/18	2,079,000	2,335,457
33 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Energy Equipment & Services Continued
Rowan Cos., Inc., 5% Sr. Unsec. Nts., 9/1/17	$1,765,000	$1,870,556

Weatherford International Ltd. Bermuda, 5.125% Sr. Unsec. Unsub. Nts., 9/15/20	1,746,000	1,831,338

		7,498,648

Oil, Gas & Consumable Fuels—1.2%
Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	1,019,000	1,050,905

Canadian Oil Sands Ltd., 5.80% Sr. Unsec. Nts., 8/15/13[3]	1,490,000	1,597,755

Cloud Peak Energy Resources LLC, 8.25% Sr. Unsec. Unsub. Nts., 12/15/17	1,530,000	1,583,550

El Paso Pipeline Partners LP, 6.50% Sr. Unsec. Nts., 4/1/20	2,344,000	2,670,590

Kaneb Pipe Line Operating Partnership LP, 5.875% Sr. Unsec. Nts., 6/1/13	2,761,000	2,947,183

Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37	1,713,000	1,763,256

Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19	1,493,000	1,631,103

Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[3]	945,000	1,046,588

Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[3]	2,760,000	2,840,374

Sunoco Logistics Partners Operations LP, 7.25% Sr. Unsec. Nts., 2/15/12	1,549,000	1,588,388

Valero Logistics Operations LP, 6.05% Nts., 3/15/13	130,000	138,125

Woodside Finance Ltd., 4.60% Sr. Unsec. Nts., 5/10/21[3]	1,162,000	1,230,739

		20,088,556

Financials—6.4%

Capital Markets—1.4%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[3]	2,840,000	3,156,825

Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34	1,639,000	1,516,552

Goldman Sachs Group, Inc. (The), 5.25% Sr. Unsec. Nts., 7/27/21	520,000	527,546

Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[3]	2,202,000	2,165,755

Mellon Capital IV, 6.244% Perpetual Bonds[10]	6,000,000	5,415,000

Morgan Stanley:
5.50% Sr. Unsec. Unsub. Nts., 7/24/20[3]	709,000	693,817
5.55% Sr. Unsec. Unsub. Nts., Series F, 4/27/17	4,020,000	4,109,220
6.25% Sr. Unsec. Nts., 8/28/17	1,000,000	1,059,075

Nomura Holdings, Inc., 4.125% Sr. Unsec. Unsub. Nts., 1/19/16	1,568,000	1,607,910

TD Ameritrade Holding Corp., 2.95% Sr. Unsec. Unsub. Nts., 12/1/12	1,620,000	1,651,920

UBS AG Stamford, CT, 2.25% Sr. Unsec. Nts., 8/12/13	667,000	674,097

UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Nts.[10]	365,000	332,150

		22,909,867

Commercial Banks—1.4%
ANZ National International Ltd., 2.375% Sr. Unsec. Nts., 12/21/12[3]	1,820,000	1,841,026

Fifth Third Cap Trust IV, 6.50% Jr. Unsec. Sub. Nts., 4/15/37	3,032,000	2,827,340
34 | OPPENHEIMER CAPITAL INCOME FUND

	Principal
	Amount	Value

Commercial Banks Continued
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35[5]	$3,660,000	$3,261,975

Huntington Bancshares, Inc., 7% Sub. Nts., 12/15/20	1,064,000	1,219,350

Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[3]	1,848,000	1,732,840

Mercantile Bankshares Corp., 4.625% Unsec. Sub. Nts., Series B, 4/15/13	1,067,000	1,114,183

Sumitomo Mitsui Banking Corp., 8% Unsec. Sub. Nts., 6/15/12	1,634,000	1,708,860

Wachovia Capital Trust III, 5.57% Perpetual Bonds[5,10]	6,000,000	5,272,500

Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K10	1,204,000	1,243,130

Zions Bancorp., 7.75% Sr. Unsec. Nts., 9/23/14	2,149,000	2,289,128

		22,510,332

Consumer Finance—0.3%
American Express Bank FSB, 5.50% Sr. Unsec. Nts., 4/16/13	1,577,000	1,674,460

Capital One Financial Corp., 4.75% Sr. Nts., 7/15/21	822,000	827,692

SLM Corp., 6.25% Sr. Nts., 1/25/16	2,208,000	2,258,583

		4,760,735

Diversified Financial Services—1.0%
Citigroup, Inc., 6.125% Sr. Unsec. Unsub. Nts., 11/21/17	2,944,000	3,226,921

Glen Meadow Pass-Through Trust, 6.505% Bonds, 2/12/67[3],[5]	1,910,000	1,518,450

ING Groep NV, 5.775% Jr. Unsec. Sub. Perpetual Bonds[10]	1,835,000	1,550,575

JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1[10]	7,338,000	7,809,518

Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38	1,159,000	1,156,206

		15,261,670

Insurance—1.8%
Burlington Northern Santa Fe LLC, 5.75% Sr. Unsec. Bonds, 5/1/40	437,000	479,506

CNA Financial Corp.:
5.75% Sr. Unsec. Unsub. Nts., 8/15/21	1,361,000	1,419,455
5.875% Sr. Unsec. Unsub. Bonds, 8/15/20	851,000	888,475

Gulf South Pipeline Co. LP, 5.75% Sr. Unsec. Nts., 8/15/12[3]	1,538,000	1,585,043

Hartford Financial Services Group, Inc. (The),
5.25% Sr. Unsec. Nts., 10/15/11	1,510,000	1,516,022

International Lease Finance Corp.,
5.75% Sr. Unsec. Unsub. Nts., 5/15/16	1,594,000	1,469,756

Irish Life & Permanent Group Holdings plc,
3.60% Sr. Unsec. Unsub. Nts., 1/14/13[3]	1,130,000	930,650

Liberty Mutual Group, Inc., 5% Sr. Nts., 6/1/21[3]	2,406,000	2,349,457

Lincoln National Corp., 6.05% Jr. Unsec. Sub. Bonds, 4/20/67	3,280,000	2,927,400

MetLife, Inc., 10.75% Jr. Sub. Nts., 8/1/39	5,000,000	6,867,625

Prudential Financial, Inc., 3.625% Sr. Unsec. Unsub. Nts., 9/17/12	1,792,000	1,834,881
35 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Insurance Continued
Swiss Re Capital I LP, 6.854% Perpetual Bonds[3,10]	$3,212,000	$2,985,650

Willis Group Holdings plc, 4.125% Sr. Unsec. Unsub. Nts., 3/15/16	1,689,000	1,740,589

ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37[2,5]	1,640,000	1,574,400

		28,568,909

Real Estate Investment Trusts—0.5%
AvalonBay Communities, Inc., 6.625% Sr. Unsec. Unsub. Nts., 9/15/11	715,000	715,996

Brandywine Operating Partnership LP, 5.75% Sr. Unsec. Unsub. Nts., 4/1/12	859,000	875,221

CommonWealth REIT, 6.95% Sr. Unsec. Nts., 4/1/12	382,000	390,341

Duke Realty LP, 6.25% Sr. Unsec. Unsub. Nts., 5/15/13	1,529,000	1,617,364

Mack-Cali Realty LP, 5.25% Sr. Unsec. Unsub. Nts., 1/15/12	652,000	660,542

Simon Property Group LP, 5% Sr. Unsec. Unsub. Nts., 3/1/12	1,600,000	1,617,424

WCI Finance LLC/WEA Finance LLC, 5.40% Sr. Unsec. Unsub. Nts., 10/1/12[3]	1,599,000	1,660,061

		7,536,949

Health Care—0.3%

Biotechnology—0.1%
Celgene Corp., 5.70% Sr. Unsec. Nts., 10/15/40	1,053,000	1,111,833

Health Care Providers & Services—0.1%
McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41	854,000	990,829

Quest Diagnostics, Inc., 5.75% Sr. Unsec. Nts., 1/30/40	1,044,000	1,085,834

		2,076,663

Pharmaceuticals—0.1%
Mylan, Inc., 6% Sr. Nts., 11/15/18[3]	1,730,000	1,730,000

Industrials—0.6%

Aerospace & Defense—0.2%
Alliant Techsystems, Inc., 6.75% Sr. Sub. Nts., 4/1/16	1,630,000	1,650,375

BE Aerospace, Inc., 8.50% Sr. Unsec. Nts., 7/1/18	1,458,000	1,570,995

		3,221,370

Commercial Services & Supplies—0.1%
Corrections Corp. of America, 7.75% Sr. Nts., 6/1/17	1,661,000	1,773,118

Industrial Conglomerates—0.3%
General Electric Capital Corp.:
4.25% Sr. Unsec. Nts., Series A, 6/15/12	1,490,000	1,522,437
5.25% Sr. Unsec. Nts., 10/19/12	260,000	272,303
6.375% Unsec. Sub. Bonds, 11/15/67	3,004,000	2,981,470

		4,776,210
36 | OPPENHEIMER CAPITAL INCOME FUND

	Principal
	Amount	Value

Road & Rail—0.0%
CSX Corp., 5.50% Sr. Unsec. Nts., 4/15/41	$452,000	$470,946

Information Technology—0.7%

Communications Equipment—0.2%
Harris Corp., 6.15% Sr. Unsec. Nts., 12/15/40	510,000	560,287

Juniper Networks, Inc., 5.95% Sr. Unsec. Unsub. Nts., 3/15/41	655,000	681,124

Motorola, Inc., 8% Sr. Unsec. Nts., 11/1/11	1,555,000	1,571,668

		2,813,079

Electronic Equipment & Instruments—0.2%
Arrow Electronics, Inc., 3.375% Sr. Unsec. Unsub. Nts., 11/1/15	3,045,000	3,150,506

Office Electronics—0.1%
Xerox Corp., 5.65% Sr. Unsec. Nts., 5/15/13	1,571,000	1,681,432

Semiconductors & Semiconductor Equipment—0.1%
KLA-Tencor Corp., 6.90% Sr. Unsec. Nts., 5/1/18	1,108,000	1,289,700

Software—0.1%
Symantec Corp., 4.20% Sr. Unsec. Unsub. Nts., 9/15/20	1,864,000	1,890,437

Materials—0.9%

Chemicals—0.4%
Agrium, Inc., 6.125% Sr. Unsec. Nts., 1/15/41	717,000	817,414

Airgas, Inc., 3.25% Sr. Nts., 10/1/15	2,786,000	2,874,963

Ashland, Inc., 9.125% Sr. Unsec. Nts., 6/1/17	1,495,000	1,681,875

Potash Corp. of Saskatchewan, Inc., 5.625% Sr. Unsec. Unsub. Nts., 12/1/40	989,000	1,093,128

		6,467,380

Containers & Packaging—0.1%
Sealed Air Corp., 7.875% Sr. Nts., 6/15/17	1,279,000	1,346,350

Metals & Mining—0.4%
Freeport-McMoRan Copper & Gold, Inc., 8.375% Sr. Nts., 4/1/17	2,365,000	2,554,089

Teck Resources Ltd., 7% Sr. Unsec. Unsub. Nts., 9/15/12	1,526,000	1,617,963

Vale Inco Ltd., 5.70% Sr. Unsec. Unsub. Nts., 10/15/15	97,000	107,874

Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	1,190,000	1,291,718
6% Sr. Unsec. Unsub. Nts., 10/15/15	1,267,000	1,402,973
7.25% Sr. Unsec. Unsub. Nts., 7/15/12	95,000	99,693

		7,074,310

Telecommunication Services—0.7%

Diversified Telecommunication Services—0.5%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38	1,255,000	1,405,084

British Telecommunications plc, 9.875% Bonds, 12/15/30	1,010,000	1,474,537

CenturyLink, Inc., 7.60% Sr. Unsec. Unsub. Nts., Series P, 9/15/39	577,000	532,130

Frontier Communications Corp., 8.25% Sr. Unsec. Nts., 4/15/17	1,630,000	1,703,350
37 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Diversified Telecommunication Services Continued
Qwest Corp., 7.625% Sr. Unsec. Unsub. Nts., 6/15/15	$1,589,000	$1,775,708

Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	982,000	1,136,202

		8,027,011

Wireless Telecommunication Services—0.2%
America Movil SAB de CV, 2.375% Unsec. Unsub. Nts., 9/8/16[9]	1,550,000	1,537,414

American Tower Corp., 7% Sr. Unsec. Nts., 10/15/17	1,156,000	1,346,250

		2,883,664

Utilities—0.8%

Electric Utilities—0.7%
Allegheny Energy Supply Co. LLC, 8.25% Bonds, 4/15/12[3]	1,474,000	1,538,829

FirstEnergy Solutions Corp., 6.80% Sr. Unsec. Nts., 8/15/39	993,000	1,041,666

Great Plains Energy, Inc., 2.75% Sr. Unsec. Unsub. Nts., 8/15/13	1,659,000	1,697,628

Northeast Utilities Co., 7.25% Sr. Unsec. Nts., 4/1/12	1,620,000	1,675,172

Oncor Electric Delivery Co., 7% Debs., 9/1/22	1,453,000	1,858,217

PPL WEM Holdings plc, 5.375% Sr. Unsec. Nts, 5/1/21[3]	2,320,000	2,456,667

Texas-New Mexico Power Co., 9.50% Sec. Nts., 4/1/19[3]	1,710,000	2,290,935

		12,559,114

Energy Traders—0.1%
TransAlta Corp., 5.75% Sr. Unsec. Nts., 12/15/13	765,000	834,584

Total Non-Convertible Corporate Bonds and Notes (Cost $225,763,478)		234,681,242

Convertible Corporate Bonds and Notes—6.2%
Advanced Micro Devices, Inc.:
5.75% Cv. Sr. Unsec. Nts., 8/15/12	5,203,000	5,300,556
6% Cv. Sr. Unsec. Nts., 5/1/15	7,007,000	7,085,829

Amylin Pharmaceuticals, Inc., 3% Cv. Sr. Unsec. Nts., 6/15/14	13,000,000	11,846,250

Carrizo Oil & Gas, Inc., 4.375% Cv. Sr. Unsec. Nts., 6/1/28	2,412,000	2,405,970

Chiquita Brands International, Inc., 4.25% Cv. Sr. Unsec. Unsub. Nts., 8/15/16	13,600,000	12,563,000

General Cable Corp., 4.50% Cv. Unsec. Sub. Nts., 11/15/29[5]	4,925,000	5,232,813

Hologic, Inc., 2% Cv. Sr. Unsec. Unsub. Nts., 12/15/37[5]	12,000,000	11,430,000

LifePoint Hospitals, Inc.:
3.25% Cv. Sr. Unsec. Sub. Nts., 8/15/25	4,000,000	4,115,000
3.50% Cv. Sr. Unsec. Sub. Nts., 5/15/14	5,000,000	5,081,250

NII Holdings, Inc., 3.125% Cv. Sr. Unsec. Nts., 6/15/12	17,750,000	18,016,250

Pantry, Inc. (The), 3% Cv. Sr. Sub. Nts., 11/15/12	15,000,000	15,037,500

Standard Chartered plc, 6.409% Cv. Jr. Unsec. Sub. Bonds, 1/29/49[3]	800,000	730,841

Total Convertible Corporate Bonds and Notes (Cost $91,459,438)		98,845,259
38 | OPPENHEIMER CAPITAL INCOME FUND

	Shares	Value

Structured Securities—0.6%
Barclays Bank plc, Apple, Inc., Yield Enhanced Equity Linked Debt Securities	12,582	$4,809,847

Goldman Sachs Group, Inc. (The), Celanese Corp. Yield
Enhanced Equity Linked Debt Securities, Series A3	87,035	4,187,254

Total Structured Securities (Cost $10,000,248)		8,997,101

	Principal
	Amount

Event-Linked Bonds—0.6%
Calypso Capital Ltd. Catastrophe Linked Nts., Series 2010-1, Cl. A, 5.028%, 1/10/14[3,5]	2,041,000	EUR	2,943,609

Foundation Re III Ltd. Catastrophe Linked Nts., Series 1-A, 5.765%, 2/3/14[3,5]	2,100,000		2,084,880

Longpoint Re Ltd. Catastrophe Linked Nts., 5.40%, 12/24/12[3,5]	1,606,000		1,603,752

Midori Ltd. Catastrophe Linked Nts., 2.999%, 10/24/12[3,5]	3,000,000		2,958,000

Total Event-Linked Bonds (Cost $9,507,588)			9,590,241

	Expiration	Strike
	Date	Price	Contracts

Options Purchased—0.1%
Standard & Poor’s Depositary Receipts Trust/Standard & Poor’s 500 Exchange
Traded Funds, Series 1 Put[1]	11/21/11	$108	2,000	500,000

U.S. Treasury Nts. Futures, 10 yr., 12/20/11 Call[1]	11/25/11	127	140	424,375

U.S. Treasury Nts. Futures, 10 yr., 12/20/11 Call[1]	11/25/11	128	228	537,938

U.S. Treasury Nts. Futures, 10 yr., 12/20/11 Call[1]	11/25/11	131	100	92,188

Total Options Purchased (Cost $1,633,669)				1,554,501

	Exercise	Notional
	Date	Amount

Swaptions Purchased—0.1%
Goldman Sachs Group, Inc. (The), Swap Counterparty, Interest Rate Swap call option; Swap Terms: Receive Three-Month BBA LIBOR and pay 5.28%; terminating 10/19/25[1]	10/15/15	$20,000,000	466,779

Goldman Sachs Group, Inc. (The), Swap Counterparty, Interest Rate Swap call option; Swap Terms: Receive Three-Month BBA LIBOR and pay 5.445%; terminating 11/9/25[1]	11/5/15	20,000,000	383,207

Total Swaptions Purchased (Cost $1,040,000)			849,986
39 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Short-Term Notes—0.8%
Coca-Cola Co.:
0.11%, 9/21/11	$631,000	$630,961
0.12%, 10/18/11	717,000	716,888
0.13%, 10/11/11	1,792,000	1,791,741

General Electric Capital Corp., 0.13%, 10/12/11	3,140,000	3,139,535

Reckitt Benckiser Treasury Services plc, 0.17%, 11/10/11[11]	3,140,000	3,138,173

Toyota Motor Credit Corp., 0.16%, 10/11/11	3,140,000	3,139,442

Total Short-Term Notes (Cost $12,557,529)		12,556,740

	Shares

Investment Companies—23.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.14%[12,13]	286,727,498	286,727,498

Oppenheimer Master Loan Fund, LLC[12]	6,879,066	79,396,791

Oppenheimer Short Duration Fund, Cl. Y12	1,000,000	10,000,000

Total Investment Companies (Cost $380,193,421)		376,124,289

Total Investments, at Value (Cost $1,716,456,177)	111.8%	1,785,424,827

Liabilities in Excess of Other Assets	(11.8)	(188,347,180)

Net Assets	100.0%	$1,597,077,647

Footnotes to Statement of Investments
Principal amount is reported in U.S. Dollars, except for those denoted in the following currency:
EUR      Euro

1.	Non-income producing security.

2.	Restricted security. The aggregate value of restricted securities as of August 31, 2011 was $85,172,167, which represents 5.33% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation
Security	Dates	Cost	Value	(Depreciation)

Airspeed Ltd., Airplane Receivables, Series 2007-1A, Cl. G1, 0.477%, 6/15/32	7/28/10-10/21/10	$29,289,782	$29,600,600	$310,818
Airspeed Ltd., Airplane Receivables, Series 2007-1A, Cl. G2, 0.487%, 6/15/32	4/8/11	10,524,988	10,175,922	(349,066)
Blade Engine Securitization Ltd., Asset-Backed Certificates, Series 2006-1A, Cl. B, 3.207%, 9/15/41	11/10/09	6,579,910	7,894,275	1,314,365
Bond Street Holdings LLC, Cl. A	11/4/09	7,500,000	7,687,500	187,500
NuCO2 Funding LLC, Asset-Backed Nts., Series 2008-1A, Cl. A1, 7.25%, 6/25/38	1/25/11	26,860,401	26,375,000	(485,401)
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts.,
Series 2011-S1A, Cl. D, 3.10%, 5/15/17	2/4/11-4/14/11	1,874,827	1,864,470	(10,357)
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37	2/24/11	1,655,290	1,574,400	(80,890)

		$84,285,198	$85,172,167	$886,969

40 | OPPENHEIMER CAPITAL INCOME FUND

3.    Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $106,742,076 or 6.68% of the Fund’s net assets as of August 31, 2011.
4.    All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $858,671. See Note 5 of the accompanying Notes.
5.    Represents the current interest rate for a variable or increasing rate security.
6.    Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $22,741,330 or 1.42% of the Fund’s net assets as of August 31, 2011.
7.    The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.
8.    Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $368,204 or 0.02% of the Fund’s net assets as of August 31, 2011.
9.    When-issued security or delayed delivery to be delivered and settled after August 31, 2011. See Note 1 of the accompanying Notes.
10.  This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.
11.  Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $3,138,173 or 0.20% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.
12.  Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	August 31, 2010	Additions	Reductions	August 31, 2011

Oppenheimer Institutional Money Market Fund, Cl. E	323,019,783	753,735,955	790,028,240	286,727,498
Oppenheimer Master Loan Fund, LLC	—	6,879,066	—	6,879,066
Oppenheimer Short Duration Fund, Cl. Y	—	1,000,000	—	1,000,000

	Value	Income		Realized Loss

Oppenheimer Institutional Money Market Fund, Cl. E	$286,727,498	$521,554		$—
Oppenheimer Master Loan Fund, LLC	79,396,791	4,238,886	[a]	598,229	[a]
Oppenheimer Short Duration Fund, Cl. Y	10,000,000	192		—

	$376,124,289	$4,760,632		$598,229

     a. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.
13. Rate shown is the 7-day yield as of August 31, 2011.
41 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of August 31, 2011 based on valuation input level:

			Level 3-
	Level 1-	Level 2-	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$46,119,690	$—	$—	$46,119,690
Consumer Staples	50,309,840	—	—	50,309,840
Energy	58,697,699	—	—	58,697,699
Financials	58,911,026	7,687,500	—	66,598,526
Health Care	52,185,553	—	—	52,185,553
Industrials	20,328,235	—	—	20,328,235
Information Technology	70,634,680	—	—	70,634,680
Materials	35,579,055	—	—	35,579,055
Telecommunication Services	6,621,600	—	—	6,621,600
Utilities	21,690,995	—	—	21,690,995
Preferred Stocks	7,286,790	43,565,337	—	50,852,127
Rights, Warrants and Certificates	528,248	—	—	528,248
Mortgage-Backed Obligations	—	389,757,431	—	389,757,431
Asset-Backed Securities	—	149,922,232	—	149,922,232
U.S. Government Obligations	—	22,399,557	—	22,399,557
Non-Convertible Corporate Bonds and Notes	—	234,681,242	—	234,681,242
Convertible Corporate Bonds and Notes	—	98,845,259	—	98,845,259
Structured Securities	—	8,997,101	—	8,997,101
Event-Linked Bonds	—	9,590,241	—	9,590,241
Options Purchased	1,554,501	—	—	1,554,501
Swaptions Purchased	—	849,986	—	849,986
Short-Term Notes	—	12,556,740	—	12,556,740
Investment Companies	296,727,498	79,396,791	—	376,124,289

Total Investments, at Value	727,175,410	1,058,249,417	—	1,785,424,827
Other Financial Instruments:
Foreign currency exchange contracts	—	18,047	—	18,047
Futures margins	37,987	—	—	37,987
Appreciated swaps, at value	—	7,537,146	—	7,537,146

Total Assets	$727,213,397	$1,065,804,610	$—	$1,793,018,007

42 | OPPENHEIMER CAPITAL INCOME FUND

			Level 3-
	Level 1-	Level 2-	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value
| | | |
Liabilities Table
Other Financial Instruments:
Futures margins	$(1,211,287)	$—	$—	$(1,211,287)

Total Liabilities	$(1,211,287)	$—	$—	$(1,211,287)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
The table below shows the significant transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into	Transfers out of
	Level 1*	Level 2*

Assets Table
Investments, at Value:
Common Stocks
Energy	$2,408,752	$(2,408,752)

Total Assets	$2,408,752	$(2,408,752)

*	Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price. As of the prior reporting period end, these securities were absent of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
Foreign Currency Exchange Contracts as of August 31, 2011 are as follows:

		Contract
Counterparty/Contract		Amount	Expiration		Unrealized
Description	Buy/Sell	(000’s)	Date	Value	Appreciation

RBS Greenwich Capital
Euro (EUR)	Sell	2,555 EUR	11/17/11	$3,666,826	$18,047
Futures Contracts as of August 31, 2011 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

U.S. Treasury Long Bonds, 20 yr.	Buy	620	12/20/11	$84,339,375	$(286,454)
U.S. Treasury Nts., 2 yr.	Sell	305	12/30/11	67,252,500	(2,904)
U.S. Treasury Nts., 5 yr.	Sell	287	12/30/11	35,170,953	(42,167)
U.S. Treasury Nts., 10 yr.	Buy	478	12/20/11	61,676,938	4,579
U.S. Ultra Treasury Bonds	Buy	106	12/20/11	15,174,563	(45,564)

					$(372,510)

43 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Credit Default Swap Contracts as of August 31, 2011 are as follows:

				Pay/		Upfront
	Buy/Sell	Notional		Receive		Payment		Unrealized
Reference Entity/	Credit	Amount		Fixed	Termination	Received/		Appreciation
Swap Counterparty	Protection	(000’s)		Rate	Date	(Paid)		Value (Depreciation)

BNP Paribas SA
Goldman Sachs
International	Buy	7,000	EUR	3.00%	9/20/16	$(199,968)	$560,058	$360,090

	Total	7,000				(199,968)	560,058	360,090

ITRAXX Europe
Sub Financials
Series 14
Version 1
Barclays Bank plc	Buy	34,000	EUR	1.00	12/20/15	(3,390,182)	5,915,738	2,525,556

	Total	34,000				(3,390,182)	5,915,738	2,525,556

Republic of Germany
Goldman Sachs
International	Buy	50,000		0.25	9/20/15	(596,126)	1,061,350	465,224

	Total	50,000				(596,126)	1,061,350	465,224

				Grand Total Buys		(4,186,276)	7,537,146	3,350,870
				Grand Total Sells		—	—	—

		Total Credit Default Swaps				$(4,186,276)	$7,537,146	$3,350,870

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currency:
EUR Euro
The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.
Swap Summary as of August 31, 2011 is as follows:

		Notional
	Swap Type from	Amount
Swap Counterparty	Fund Perspective	(000’s)	Value

Barclays Bank plc	Credit Default Buy Protection	34,000 EUR	$5,915,738

Goldman Sachs International:
	Credit Default Buy Protection	7,000 EUR	560,058
	Credit Default Buy Protection	50,000	1,061,350

			1,621,408

		Total Swaps	$7,537,146

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currency:
EUR Euro
See accompanying Notes to Financial Statements.
44 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES August 31, 2011

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,336,262,756)	$1,409,300,538
Affiliated companies (cost $380,193,421)	376,124,289

1,785,424,827

Cash	128,588

Cash used for collateral on futures	1,390,437

Unrealized appreciation on foreign currency exchange contracts	18,047

Appreciated swaps, at value (upfront payments paid $4,186,276)	7,537,146

Receivables and other assets:
Investments sold (including $77,410,661 sold on a when-issued or delayed delivery basis)	80,464,160
Interest, dividends and principal paydowns	8,150,979
Shares of beneficial interest sold	771,385
Futures margins	37,987
Other	107,032

Total assets	1,884,030,588

Liabilities
Payables and other liabilities:
Investments purchased (including $278,896,153 purchased on a when-issued or delayed delivery basis)	283,006,866
Shares of beneficial interest redeemed	1,731,010
Futures margins	1,211,287
Distribution and service plan fees	374,044
Transfer and shareholder servicing agent fees	258,914
Shareholder communications	197,784
Trustees’ compensation	124,025
Other	49,011

Total liabilities	286,952,941

Net Assets	$1,597,077,647

Composition of Net Assets
Par value of shares of beneficial interest	$184,116

Additional paid-in capital	2,056,298,273

Accumulated net investment income	24,440,901

Accumulated net realized loss on investments and foreign currency transactions	(555,833,870)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	71,988,227

Net Assets	$1,597,077,647

45 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,423,082,021 and 163,661,576 shares of beneficial interest outstanding)	$8.70
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$9.23

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $50,220,640 and 5,898,711 shares of beneficial interest outstanding)	$8.51

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $98,565,721 and 11,630,318 shares of beneficial interest outstanding)	$8.47

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $20,318,973 and 2,363,347 shares of beneficial interest outstanding)	$8.60

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $4,890,292 and 562,208 shares of beneficial interest outstanding)	$8.70
See accompanying Notes to Financial Statements.
46 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF OPERATIONS For the Year Ended August 31, 2011

Allocation of Income and Expenses from Master Fund[1]
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	$4,196,057
Dividends	42,829
Expenses[2]	(174,734)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	4,064,152

Investment Income
Interest (net of foreign withholding taxes of $7,040)	49,195,730

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $29,884)	15,039,869
Affiliated companies	521,746

Fee income on when-issued securities	6,503,151

Other income	56,112

Total investment income	71,316,608

Expenses
Management fees	9,115,499

Distribution and service plan fees:
Class A	3,429,301
Class B	602,632
Class C	1,019,134
Class N	106,205

Transfer and shareholder servicing agent fees:
Class A	2,544,896
Class B	286,911
Class C	276,130
Class N	63,736
Class Y	106

Shareholder communications:
Class A	296,451
Class B	42,313
Class C	26,973
Class N	4,611
Class Y	124

Trustees’ compensation	73,605

Custodian fees and expenses	11,936

Administration service fees	1,500

Other	207,157

Total expenses	18,109,220
Less waivers and reimbursements of expenses	(497,085)

Net expenses	17,612,135

Net Investment Income	57,768,625
47 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	$128,114,432
Closing and expiration of futures contracts	4,532,830
Foreign currency transactions	(9,026)
Swap contracts	(2,228,214)
Increase from payment by affiliate	2,437

Net realized loss allocated from
Oppenheimer Master Loan Fund, LLC	(598,229)

Total net realized gain	129,814,230

Net change in unrealized appreciation/depreciation on:
Investments	(12,033,797)
Translation of assets and liabilities denominated in foreign currencies	929,185
Futures contracts	(1,148,573)
Swap contracts	3,818,507

Net change in unrealized appreciation/deprecation allocated from Oppenheimer Master Loan Fund, LLC	(4,069,132)

Total net change in unrealized appreciation/depreciation	(12,503,810)

Net Increase in Net Assets Resulting from Operations	$175,079,045

1.	The Fund invests in an affiliated mutual fund that expects to be treated as a partnership for tax purposes. See Note 1 of the accompanying Notes.

2.	Net of expense waivers and/or reimbursements of $1,902.
See accompanying Notes to Financial Statements.
48 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended August 31,	2011	2010

Operations
Net investment income	$57,768,625	$62,795,001

Net realized gain	129,814,230	89,031,283

Net change in unrealized appreciation/depreciation	(12,503,810)	29,607,417

Net increase in net assets resulting from operations	175,079,045	181,433,701

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(63,842,609)	(28,175,758)
Class B	(2,127,317)	(807,947)
Class C	(3,614,673)	(1,265,780)
Class N	(891,702)	(376,426)
Class Y	(40,121)	—

	(70,516,422)	(30,625,911)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(120,489,829)	(203,089,496)
Class B	(19,067,370)	(29,255,483)
Class C	(7,989,891)	(22,007,806)
Class N	(3,659,477)	(4,277,077)
Class Y	4,981,754	—

	(146,224,813)	(258,629,862)

Net Assets
Total decrease	(41,662,190)	(107,822,072)

Beginning of period	1,638,739,837	1,746,561,909

End of period (including accumulated net investment income of $24,440,901 and $36,798,434, respectively)	$1,597,077,647	$1,638,739,837

See accompanying Notes to Financial Statements.
49 | OPPENHEIMER CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended August 31,	2011		2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$8.18		$7.50	$10.44	$13.10	$12.28

Income (loss) from investment operations:
Net investment income[1]	.31		.30	.48	.59	.47
Net realized and unrealized gain (loss)	.58		.53	(3.11)	(1.74)	.82

Total from investment operations	.89		.83	(2.63)	(1.15)	1.29

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.37)		(.15)	(.12)	(.50)	(.42)
Distributions from net realized gain	—		—	(.19)	(1.01)	(.05)

Total dividends and/or distributions to shareholders	(.37)		(.15)	(.31)	(1.51)	(.47)

Net asset value, end of period	$8.70		$8.18	$7.50	$10.44	$13.10

Total Return, at Net Asset Value[2]	11.06%		11.13%	(25.18)%	(9.51)%	10.50%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,423,082		$1,450,829	$1,521,396	$2,176,214	$2,754,566

Average net assets (in thousands)	$1,486,145		$1,512,770	$1,388,938	$2,458,736	$2,809,861

Ratios to average net assets:[3]
Net investment income	3.55	% [4]	3.75%	6.64%	5.11%	3.54%
Total expenses[5]	0.99	% [4]	1.02%	1.02%	0.91%	0.88%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.96	% [4]	0.90%	0.94%	0.91%	0.88%

Portfolio turnover rate[6]	92%		77%	92%	68%	66%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2011	1.01%
Year Ended August 31, 2010	1.04%
Year Ended August 31, 2009	1.03%
Year Ended August 31, 2008	0.91%
Year Ended August 31, 2007	0.88%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended August 31, 2011	$3,228,874,778	$3,180,407,334
Year Ended August 31, 2010	$3,224,346,084	$3,374,267,286
Year Ended August 31, 2009	$3,381,592,419	$3,374,427,225
Year Ended August 31, 2008	$2,702,200,766	$2,534,331,052
Year Ended August 31, 2007	$1,266,252,411	$1,359,901,233
See accompanying Notes to Financial Statements.
50 | OPPENHEIMER CAPITAL INCOME FUND

Class B Year Ended August 31,	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$8.01	$7.36	$10.31	$12.94	$12.14

Income (loss) from investment operations:
Net investment income[1]	.22	.22	.41	.49	.35
Net realized and unrealized gain (loss)	.57	.52	(3.09)	(1.71)	.81

Total from investment operations	.79	.74	(2.68)	(1.22)	1.16

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.29)	(.09)	(.08)	(.40)	(.31)
Distributions from net realized gain	—	—	(.19)	(1.01)	(.05)

Total dividends and/or distributions to shareholders	(.29)	(.09)	(.27)	(1.41)	(.36)

Net asset value, end of period	$8.51	$8.01	$7.36	$10.31	$12.94

Total Return, at Net Asset Value[2]	9.94%	10.05%	(25.94)%	(10.20)%	9.54%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$50,221	$65,079	$87,518	$153,650	$240,849

Average net assets (in thousands)	$60,410	$75,369	$88,562	$193,912	$262,574

Ratios to average net assets:[3]
Net investment income	2.55%[4]	2.81%	5.80%	4.27%	2.70%
Total expenses[5]	2.12%[4]	2.14%	2.03%	1.75%	1.71%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.97%[4]	1.85%	1.85%	1.75%	1.71%

Portfolio turnover rate[6]	92%	77%	92%	68%	66%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2011	2.14%
Year Ended August 31, 2010	2.16%
Year Ended August 31, 2009	2.04%
Year Ended August 31, 2008	1.75%
Year Ended August 31, 2007	1.71%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended August 31, 2011	$3,228,874,778	$3,180,407,334
Year Ended August 31, 2010	$3,224,346,084	$3,374,267,286
Year Ended August 31, 2009	$3,381,592,419	$3,374,427,225
Year Ended August 31, 2008	$2,702,200,766	$2,534,331,052
Year Ended August 31, 2007	$1,266,252,411	$1,359,901,233
See accompanying Notes to Financial Statements.
51 | OPPENHEIMER CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended August 31,	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$7.98	$7.33	$10.26	$12.89	$12.10

Income (loss) from investment operations:
Net investment income[1]	.23	.23	.41	.49	.36
Net realized and unrealized gain (loss)	.56	.52	(3.07)	(1.71)	.79

Total from investment operations	.79	.75	(2.66)	(1.22)	1.15

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.30)	(.10)	(.08)	(.40)	(.31)
Distributions from net realized gain	—	—	(.19)	(1.01)	(.05)

Total dividends and/or distributions to shareholders	(.30)	(.10)	(.27)	(1.41)	(.36)

Net asset value, end of period	$8.47	$7.98	$7.33	$10.26	$12.89

Total Return, at Net Asset Value[2]	10.00%	10.19%	(25.85)%	(10.22)%	9.53%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$98,566	$100,299	$112,970	$130,753	$184,782

Average net assets (in thousands)	$102,156	$106,999	$82,632	$156,924	$182,640

Ratios to average net assets:[3]
Net investment income	2.67%[4]	2.88%	5.77%	4.29%	2.74%
Total expenses[5]	1.87%[4]	1.89%	1.91%	1.72%	1.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.84%[4]	1.77%	1.80%	1.72%	1.69%

Portfolio turnover rate[6]	92%	77%	92%	68%	66%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2011	1.89%
Year Ended August 31, 2010	1.91%
Year Ended August 31, 2009	1.92%
Year Ended August 31, 2008	1.72%
Year Ended August 31, 2007	1.69%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended August 31, 2011	$3,228,874,778	$3,180,407,334
Year Ended August 31, 2010	$3,224,346,084	$3,374,267,286
Year Ended August 31, 2009	$3,381,592,419	$3,374,427,225
Year Ended August 31, 2008	$2,702,200,766	$2,534,331,052
Year Ended August 31, 2007	$1,266,252,411	$1,359,901,233
See accompanying Notes to Financial Statements.
52 | OPPENHEIMER CAPITAL INCOME FUND

Class N Year Ended August 31,	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$8.09	$7.42	$10.36	$13.00	$12.20

Income (loss) from investment operations:
Net investment income[1]	.27	.27	.44	.54	.42
Net realized and unrealized gain (loss)	.58	.52	(3.09)	(1.71)	.80

Total from investment operations	.85	.79	(2.65)	(1.17)	1.22

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.34)	(.12)	(.10)	(.46)	(.37)
Distributions from net realized gain	—	—	(.19)	(1.01)	(.05)

Total dividends and/or distributions to shareholders	(.34)	(.12)	(.29)	(1.47)	(.42)

Net asset value, end of period	$8.60	$8.09	$7.42	$10.36	$13.00

Total Return, at Net Asset Value[2]	10.65%	10.74%	(25.54)%	(9.78)%	10.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,319	$22,533	$24,678	$34,279	$44,568

Average net assets (in thousands)	$22,331	$24,365	$21,877	$39,025	$41,919

Ratios to average net assets:[3]
Net investment income	3.18%[4]	3.37%	6.25%	4.74%	3.19%
Total expenses[5]	1.35%[4]	1.42%	1.44%	1.29%	1.25%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.32%[4]	1.28%	1.31%	1.29%	1.25%

Portfolio turnover rate[6]	92%	77%	92%	68%	66%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2011	1.37%
Year Ended August 31, 2010	1.44%
Year Ended August 31, 2009	1.45%
Year Ended August 31, 2008	1.29%
Year Ended August 31, 2007	1.25%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended August 31, 2011	$3,228,874,778	$3,180,407,334
Year Ended August 31, 2010	$3,224,346,084	$3,374,267,286
Year Ended August 31, 2009	$3,381,592,419	$3,374,427,225
Year Ended August 31, 2008	$2,702,200,766	$2,534,331,052
Year Ended August 31, 2007	$1,266,252,411	$1,359,901,233
See accompanying Notes to Financial Statements.
53 | OPPENHEIMER CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Period Ended
Class Y	August 31, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$8.63
Income (loss) from investment operations:
Net investment income[2]	.21
Net realized and unrealized gain	—[3]

Total from investment operations	.21

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.14)
Distributions from net realized gain	—

Total dividends and/or distributions to shareholders	(.14)

Net asset value, end of period	$8.70

Total Return, at Net Asset Value[4]	2.44%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,890

Average net assets (in thousands)	$3,287

Ratios to average net assets:[5]
Net investment income	4.04%[6]
Total expenses[7]	0.59%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.56%[6]

Portfolio turnover rate[8]	92%

1.	For the period from January 28, 2011 (inception of offering) to August 31, 2011.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

7.	Total expenses including indirect expenses from affiliated fund were as follows:

Period Ended August 31, 2011	0.61%

8.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Period Ended August 31, 2011	$3,228,874,778	$3,180,407,334
See accompanying Notes to Financial Statements.
54 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Capital Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek as much current income as is compatible with prudent investment. The Fund has a secondary objective to conserve principal while providing an opportunity for capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. Class Y shares were first publicly offered on January 28, 2011.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the
55 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     Structured securities are valued utilizing price quotations obtained from broker-dealers or independent pricing services. Values are determined based upon market inputs which typically include the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
     Event-linked bonds are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Prices are determined based upon information obtained from market participants including reported trade data and broker-dealer price quotations.
     Swap contracts are valued utilizing price quotations obtained from broker-dealer counterparties or independent pricing services. Values are determined based on relevant market information on the underlying reference assets which may include credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures and forward currency rates.
     Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s
56 | OPPENHEIMER CAPITAL INCOME FUND

assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.
Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Statement of Operations upon the sale or maturity of such securities.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased
57 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of August 31, 2011, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery
Basis Transactions

Purchased securities	$278,896,153
Sold securities	77,410,661
The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.
     Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.
     Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional
58 | OPPENHEIMER CAPITAL INCOME FUND

Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.
     The investment objective of the Master Fund is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The Fund’s investment in the Master Fund is included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
59 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3]	Tax Purposes

$28,808,861	$—	$548,090,059	$60,000,485

1.	As of August 31, 2011, the Fund had $548,090,059 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of August 31, 2011, details of the capital loss carryforwards were as follows:

Expiring

2015	$435,476
2016	34,541,633
2018	513,112,950

Total	$548,090,059

Of these losses, $34,977,109 are subject to loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $12,147,371 per year.

2.	During the fiscal year ended August 31, 2011, the Fund utilized $130,221,680 of capital loss carryforward to offset capital gains realized in that fiscal year.

3.	During the fiscal year ended August 31, 2010, the Fund did not utilize any capital loss carryforward.
60 | OPPENHEIMER CAPITAL INCOME FUND

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for August 31, 2011. Net assets of the Fund were unaffected by the reclassifications.

Increase
	Increase	to Accumulated
	to Accumulated	Net Realized
Increase	Net Investment	Loss
to Paid-in Capital	Income	on Investments

$1,232	$390,264	$391,496
The tax character of distributions paid during the years ended August 31, 2011 and August 31, 2010 was as follows:

	Year Ended	Year Ended
	August 31, 2011	August 31, 2010

Distributions paid from:
Ordinary income	$70,516,422	$30,625,911
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,724,940,098
Federal tax cost of other investments	60,431,925

Total federal tax cost	$1,785,372,023

Gross unrealized appreciation	$97,893,031
Gross unrealized depreciation	(37,892,546)

Net unrealized appreciation	$60,000,485

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
61 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the
62 | OPPENHEIMER CAPITAL INCOME FUND

Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended August 31, 2011[1]		Year Ended August 31, 2010
	Shares	Amount	Shares	Amount

Class A
Sold	7,773,839	$67,629,767	7,802,417	$62,259,184
Dividends and/or distributions reinvested	6,926,130	59,277,559	3,233,169	25,949,865
Redeemed	(28,488,560)	(247,397,155)	(36,463,678)	(291,298,545)

Net decrease	(13,788,591)	$(120,489,829)	(25,428,092)	$(203,089,496)

Class B
Sold	826,508	$7,039,177	981,464	$7,705,110
Dividends and/or distributions reinvested	243,877	2,044,258	97,144	767,180
Redeemed	(3,293,740)	(28,150,805)	(4,842,340)	(37,727,773)

Net decrease	(2,223,355)	$(19,067,370)	(3,763,732)	$(29,255,483)

Class C
Sold	1,175,982	$9,988,685	985,137	$7,685,204
Dividends and/or distributions reinvested	381,127	3,182,998	139,709	1,098,074
Redeemed	(2,498,995)	(21,161,574)	(3,959,894)	(30,791,084)

Net decrease	(941,886)	$(7,989,891)	(2,835,048)	$(22,007,806)

Class N
Sold	309,746	$2,660,389	555,027	$4,384,592
Dividends and/or distributions reinvested	97,808	828,055	43,036	342,472
Redeemed	(830,632)	(7,147,921)	(1,136,715)	(9,004,141)

Net decrease	(423,078)	$(3,659,477)	(538,652)	$(4,277,077)

63 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest Continued

	Year Ended August 31, 2011[1]		Year Ended August 31, 2010
	Shares	Amount	Shares	Amount

Class Y
Sold	591,168	$5,239,649	—	$—
Dividends and/or distributions reinvested	4,568	40,104	—	—
Redeemed	(33,528)	(297,999)	—	—

Net increase	562,208	$4,981,754	—	$—

1.	For the year ended August 31, 2011, for Class A, Class B, Class C and Class N shares, and for the period from January 28, 2011 (inception of offering) to August 31, 2011, for Class Y shares.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended August 31, 2011, were as follows:

	Purchases	Sales

Investment securities	$1,138,975,282	$1,284,162,771
U.S. government and government agency obligations	23,322,784	11,397,423
To Be Announced (TBA) mortgage-related securities	3,228,874,778	3,180,407,334
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $100 million	0.75%
Next $100 million	0.70
Next $100 million	0.65
Next $100 million	0.60
Next $100 million	0.55
Next $4.5 billion	0.50
Over $5 billion	0.48
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended August 31, 2011, the Fund paid $3,133,030 to OFS for services to the Fund.
64 | OPPENHEIMER CAPITAL INCOME FUND

     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2011 were as follows:

Class B	$9,158,021
Class C	8,661,484
Class N	987,124
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as
65 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

August 31, 2011	$218,726	$2,566	$92,160	$5,979	$328

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF and the Master Fund. During the year ended August 31, 2011, the Manager waived fees and/or reimbursed the Fund $424,291 for management fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the year ended August 31, 2011, OFS waived transfer and shareholder servicing agent fees as follows:

Class B	$72,794
During the year ended August 31, 2011, the Manager voluntarily reimbursed the Fund $2,437 for certain transactions. The payment is reported separately in the Statement of Operations and increased the Fund’s total returns by less than 0.01%.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
66 | OPPENHEIMER CAPITAL INCOME FUND

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
67 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of August 31, 2011, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $8,405,179, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $8,387,132 as of August 31, 2011. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.
     As of August 31, 2011, the Fund has required certain counterparties to post collateral of $5,704,618.
Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
68 | OPPENHEIMER CAPITAL INCOME FUND

Valuations of derivative instruments as of August 31, 2011 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives Not	Statement of			Statement of
Accounted for	Assets and			Assets and
as Hedging	Liabilities			Liabilities
Instruments	Location	Value		Location	Value

Credit contracts	Appreciated swaps, at value	$7,537,146
Interest rate contracts	Futures margins	37,987	*	Futures margins	$1,211,287	*
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	18,047
Equity contracts	Investments, at value	500,000	**
Interest rate contracts	Investments, at value	1,904,487	**

Total		$9,997,667			$1,211,287

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

**	Amounts relate to purchased options and purchased swaptions, if any.
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
	Investments from
	unaffiliated
	companies
Derivatives Not	(including	Closing and	Foreign
Accounted for as	premiums on	expiration of	currency	Swap
Hedging Instruments	options exercised)*	futures contracts	transactions	contracts	Total

Credit contracts	$—	$—	$—	$(2,228,214)	$(2,228,214)
Equity contracts	(1,017,861)	—	—	—	(1,017,861)
Foreign exchange contracts	(1,365,000)	—	(229,840)	—	(1,594,840)
Interest rate contracts	338,869	4,532,830	—	—	4,871,699

Total	$(2,043,992)	$4,532,830	$(229,840)	$(2,228,214)	$30,784

*	Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
			Translation of
			assets and
			liabilities
Derivatives Not			denominated
Accounted for as			in foreign	Swap
Hedging Instruments	Investments*	Futures contracts	currencies	contracts	Total

Credit contracts	$—	$—	$—	$3,818,507	$3,818,507
Equity contracts	(550,078)	—	—	—	(550,078)
Foreign exchange contracts	423,465	—	18,047	—	441,512
Interest rate contracts	317,403	(1,148,573)	—	—	(831,170)

Total	$190,790	$(1,148,573)	$18,047	$3,818,507	$2,878,771

*	Includes purchased option contracts and purchased swaption contracts, if any.
69 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
     During the year ended August 31, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $276,065 and $3,409,346, respectively.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.
Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The
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variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
     The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
     During the year ended August 31, 2011, the Fund had an ending monthly average market value of $113,399,892 and $109,683,218 on futures contracts purchased and sold, respectively.
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
Option Activity
The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has purchased put options on individual equity securities and, or, equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     The Fund has purchased call options on treasury futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
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NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
During the year ended August 31, 2011, the Fund had an ending monthly average market value of $302,374 and $117,077 on purchased call options and purchased put options, respectively.
     Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
     Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.
     During the year ended August 31, 2011, the Fund did not have any outstanding written options.
Swap Contracts
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments
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in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.
     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and/or, indexes.
     The Fund has engaged in pairs trades by purchasing protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks. Pairs trades attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements.
     For the year ended August 31, 2011, the Fund had ending monthly average notional amounts of $79,068,306 and $22,999,368 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.
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NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Swaption Transactions
The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.
     Swaptions are marked to market daily using primarily portfolio pricing services or quotations from counterparties and brokers. Purchased swaptions are reported as a component of investments in the Statement of Investments, the Statement of Assets and Liabilities and the Statement of Operations. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.
     The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.
     The Fund purchased swaptions which gives it the option to enter into an interest rate swap in which it receives a floating interest rate and pays a fixed interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate depreciates relative to the preset interest rate.
     During the year ended August 31, 2011, the Fund had an ending monthly average market value of $712,586 on purchased swaptions.
6. Restricted Securities
As of August 31, 2011, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
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7. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal and state courts against the Manager, the Distributor and certain Oppenheimer mutual funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal and state securities laws and state common law and allege, among other things, that the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions and that the respective Defendant Fund’s investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to stipulations and agreements of settlement in certain purported class action lawsuits involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. On September 30, 2011, the court entered orders approving the settlements as fair, reasonable and adequate. The court’s approvals of the settlements are subject to potential appeal by members of the class in both actions. These settlements do not resolve any of the other outstanding lawsuits relating to Oppenheimer Champion Income Fund, Oppenheimer Core Bond Fund or other Defendant Funds.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Mr. Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of certain purported class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered a final judgment and order of dismissal with prejudice approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager
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NOTES TO FINANCIAL STATEMENTS Continued
7. Pending Litigation Continued
and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court issued a ruling approving the settlement as fair, reasonable and adequate. The court’s approval of the settlement is subject to potential appeal by claimants. The aforementioned settlements do not resolve any of the other outstanding lawsuits relating to these matters.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark I Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits described above are without legal merit and, with the exception of actions it has agreed to settle, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Capital Income Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Capital Income Fund, including the statement of investments, as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer Capital Income Fund for the years ended prior to September 1, 2008 were audited by other auditors whose report dated October 13, 2008 expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Capital Income Fund as of August 31, 2011, the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver,Colorado
October 17, 2011
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FEDERAL INCOME TAX INFORMATION Unaudited
In early 2011, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2010. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Dividends, if any, paid by the Fund during the fiscal year ended August 31, 2011 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 17.46% to arrive at the amount eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended August 31, 2011 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $11,882,312 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2011, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended August 31, 2011, the maximum amount allowable but not less than $40,947,586 or 58.07% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Michelle Borre and Krishna Memani, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load mixed-asset target allocation conservative funds. The Board considered that the Fund outperformed its performance universe median for the one-year Lipper period, although it underperformed its performance universe median during the three-, five- and ten-year Lipper periods. The Board also considered that the Fund’s performance for the year-to-date ended April 30, 2011 was in the top quintile of its performance universe. The Board also noted that the Fund had changed portfolio managers effective April 15, 2009.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load mixed-asset target allocation conservative funds with comparable asset levels and distribution features. The Board considered that both the Fund’s total expenses and actual management fees were lower than their expense group medians.
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     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through August 31, 2012. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds.
Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees (since 2003), Trustee (since 1999) Age: 74	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

George C. Bowen, Trustee (since 1998) Age: 74	Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Bowen has served on the Boards of certain Oppenheimer funds since 1998, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 1999) Age: 72	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 – June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Age: 69	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following:
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TRUSTEES AND OFFICERS Unaudited/Continued

Jon S. Fossel, Continued	Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Sam Freedman, Trustee (since 1996) Age: 70	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Age: 64	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991- April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Age: 66	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997- February 2004). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
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F. William Marshall, Jr., Trustee (since 2000) Age: 69	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (January 1999–March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 53	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004- March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004- January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005- March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005- December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007- January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
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TRUSTEES AND OFFICERS Unaudited / Continued

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Memani, Gabinet, Zack and Mss. Borré and Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Michelle Borré, Vice President (since 2009) Age: 44	Vice President of the Manager (since April 2003) and a Senior Research Analyst of the Manager (February 2003-April 2009). Prior to joining the Manager, Managing Director and Partner at J&W Seligman (July 1996-January 2003); Adjunct Assistant Professor of Finance and Economics at Columbia Business School (2003-2005); served on the Executive Advisory Board at the Heilbrunn Center for Graham and Dodd Investing at Columbia Business School (2004-2005). A portfolio manager and an officer of 1 portfolio in the OppenheimerFunds complex.

Krishna Memani, Vice President (since 2009) Age: 51	Director of Fixed Income (since October 2010), Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager (since March 2009). Prior to joining the Manager, Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009); Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006); a Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of 22 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary (since 2011) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 96 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 60	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.
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Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 51	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President (since 2001) Age: 63	Vice President, Secretary and General Counsel of OAC (since November 2001); Executive Vice President (since January 2004) and General Counsel (March 2002- December 2010) of the Manager; Executive Vice President, General Counsel and Director of OFI Trust Company (since November 2001); General Counsel of the Distributor (December 2001-December 2010); General Counsel of Centennial Asset Management Corporation (December 2001-December 2010); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (December 2001-December 2010); Assistant Secretary (September 1997-December 2010) and Director (November 2001-December 2010) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (December 2002-December 2010); Director of Oppenheimer Real Asset Management, Inc. (November 2001- December 2010); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (December 2001- December 2010); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. (November 2001-December 2010); Vice President of OppenheimerFunds Legacy Program (June 2003-December 2010); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (November 2001-December 2010). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
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OPPENHEIMER CAPITAL INCOME FUND

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP
©2011 OppenheimerFunds, Inc. All rights reserved.
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PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
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PRIVACY POLICY NOTICE
Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.525.7048.
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Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that George C. Bowen, the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Bowen is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $42,300 in fiscal 2011 and $36,600 in fiscal 2010.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $159,500 in fiscal 2011 and $356,900 in fiscal 2010 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, surprise exams, professional services for FIN 45 and capital accumulation plan.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $1,450 in fiscal 2011 and $8,599 in fiscal 2010.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.
(2)	100%
(f)	Not applicable as less than 50%.
(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $160,950 in fiscal 2011 and $365,499 in fiscal 2010 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/31/2011, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.
(2)	Exhibits attached hereto.

(3)	Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Capital Income Fund
By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date: 10/12/2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date: 10/12/2011

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date: 10/12/2011